LEASE AGREEMENT
                                   BETWEEN
                          URBAN LAND OF NEVADA, INC.
                                     AND
                         ALL-AMERICAN GOLF CENTER, LLC
                                   JUNE 1997

TABLE OF CONTENTS

Paragraph #, Description                                     Page #

1.   Term .....................................................1
2.   Option To Extend Lease Term ..............................2
3.   Purpose Of Occupancy .....................................2
4.   Exclusive Use ............................................2
5.   Prohibited Activities ....................................2
6.   Compliance With Laws .....................................3
7.   Access To Leased Premises ................................3
8.   Tenant Responsible For Repairs ...........................3
9.   Improvements .............................................3
10.  Property Loss Assumed By Tenant ..........................4
11.  Non-Responsibility Notices ...............................5
12.  Attorneys Fees ...........................................5
13.  Utilities ................................................5
14.  Public Liability And Property Damage Insurance ...........5
15.  Tenant's Fire Insurance ..................................6
16.  Waiver Of Subrogation ....................................6
17.  Other Insurance Matters ..................................6
18.  Cumulative Remedies ......................................7
19.  Defaults And Remedies In The Event Of Default ............7
20.  Landlord Default .........................................8
21.  Assignment And Subletting ................................8
22.  Holdover .................................................9
23.  Non-Waiver ...............................................9
24.  Number And Gender ........................................10
25.  Heirs, Successors And Assigns ............................10
26.  Paragraph Caption ........................................11
27.  Minimum Rent And Adjustment ..............................11
28.  Deposit ..................................................11
29.  Percentage Rental ........................................11
30.  Liens ....................................................14
31.  Indemnification ..........................................15
32.  Offset Statement .........................................15
33.  Quite Possession .........................................15
34.  Service Of Notices .......................................15
35.  Partial Invalidity .......................................16
36.  Brokers ..................................................16
37.  Condemnation .............................................17
38.  section # 38 has been intentionally omitted ..............18
39.  Taxes ....................................................18
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40.  Signage Rights ...........................................19
41.  section 41 has been intentionally omitted ................19
42.  Gaming ...................................................19
43.  section 43 has been intentionally omitted ................19
44.  Infrastructures ..........................................19
45.  section 45 has been intentionally omitted ................20
46.  Tenant's Trademarks/Trade Names ..........................20
47.  Hazardous Materials ......................................20
48.  Sole And Only Agreement ..................................20
49.  Acting In Good Faith, Discretion, And With Reasonable-
      ness ....................................................21
50.  No Merger ................................................21
51.  Transfer Of Landlord's Interest ..........................21
52.  Effect Of Exercise Of Privilege By Landlord ..............21
53.  Insolvency ...............................................21
54.  Execution Of Documents ...................................22
55.  Execution To Perform/Force Majeure .......................22
56.  Governing Law ............................................22
57.  Landlord's Warrantees And Representations ................22
58.  Non-Disturbance, Attornment And Subordination Agreement ..24
59.  Arbitration ..............................................26
60.  Landlord Bankruptcy Proceeding ...........................26
61.  Memorandum Of Leases .....................................26
62.  Leasehold Mortgagee Rights ...............................27
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                             INDENTURE OF LEASE

    THIS INDENTURE OF LEASE (herein Lease), made and entered into in Las Vegas, Nevada, on this ------- day of June, 1997 by and between Urban Land of Nevada, a Nevada corporation (herein called LANDLORD) and All-American Golf Center, LLC, a California Corporation, (herein TENANT).

    BACKGROUND/CONDITIONS - LANDLORD owns approximately 135 acres of unimproved property in Clark County, Nevada, which is bounded by Las Vegas Boulevard, Gillespie Street, Sunset Road, and I-215 - the Maule Expressway ("LANDLORD s Property"), which is more particularly shown and highlighted in yellow on EXHIBIT "A", which is attached hereto and by this reference made a part hereof.

    TENANT wishes to lease approximately 41.4 acres of LANDLORD s Property for a Golf Center with a golf driving range, a par three executive golf course, a Clubhouse building to house food concessions, golf pro shop merchandise retail, a golf testing and fitting center, golf cart storage and other uses normally expected in a Golf Center ("Leased Premises") as highlighted in blue on EXHIBIT "A".

    LANDLORD wants to provide wholesome, family, sports oriented entertainment which will be an amenity for its proposed hotel/casino and entertainment center, planned for the southern part of LANDLORD's Property and expects that TENANT's development will support and complement LANDLORD's plans for the balance of LANDLORD's Property.

    LANDLORD has agreed to enter into this Lease with TENANT because of TENANT's exclusive and special relationship with Callaway Golf (i.e., TENANT intends to build a first class golf driving range and practice facility similar to and modeled after Callaway Golf's test and fitting facility known as The Helmstetter Test Center in Carlsbad, California. Such facility will provide special golf technology known as The Callaway Golf Performance Center to be used for fitting Callaway golf clubs and for teaching by professionals, and will be the only such facility in Las Vegas).

    LANDLORD has seen TENANT's prepared preliminary plans and has entered into this Lease expressly on the condition that TENANT builds such a facility.

                           W I T N E S S E T H:

    LANDLORD hereby leases to TENANT, and TENANT hereby hires from LANDLORD, the premises outlined in blue on EXHIBIT "A" attached hereto and incorporated herein by reference as though fully set forth herein (herein Leased Premises) for the term and in accordance with the provisions hereinafter stated and provided. An exact legal description attached as EXHIBIT "B" will be attached hereto when available, as required by an agreement of even date herewith between LANDLORD and TENANT.

    IN CONSIDERATION WHEREOF, THE PARTIES HERETO HEREBY COVENANT AND AGREE AS
FOLLOWS:

    1. TERM - The term of this Lease will be fifteen (15) years and will commence on the first day of the month next following the date that the All-American Golf Center opens for public business , or February 1, 1998, whichever date comes first; and will expire the last day of the 180th month thereafter. Once the effective commencement date of this Lease is established, the parties will execute an Amendment to this Lease and the Memorandum of Lease required by PARAGRAPH NUMBERED 61 hereof, establishing the commencement and termination dates with certainty.

    2. OPTION TO EXTEND LEASE TERM - LANDLORD hereby grants to TENANT the right, privilege and option to extend this Lease for two (2) additional terms of five (5) years each upon the same terms and conditions as herein contained, including, without limitation, the Minimum Rent and Percentage Rent set forth in PARAGRAPHS NUMBERED 27 and 29 below.

    Provided TENANT is not in default under the terms of this Lease beyond any applicable notice and cure periods, at the time of its exercise of an option, the given option to extend may be exercised by TENANT by giving written notice of exercise to LANDLORD at least one hundred eighty (180) days prior to the end of the term or expiration of the then extended term. The extension options set forth herein are not personal to TENANT and may be exercised by any permitted assignee of this Lease or by any Leasehold Mortgagee as defined herein below.

    3. PURPOSE OF OCCUPANCY - TENANT shall initially use and occupy the Leased Premises for a commercial recreation facility known as the Golf Center, which may include a par three golf course and golf driving range designed for night play, clubhouse building containing golf merchandise retail, food and beverage service, golf club fitting and rental and a professional golf instruction center, TENANT may not change the use of the Leased Premises to other uses and purposes without the prior written consent of LANDLORD which consent shall not be unreasonably withheld, conditioned or delayed. Uses not permitted on the Leased Premises are set forth in PARAGRAPH NUMBERED 5 of this Lease. All food services must be inside the main building, or otherwise integrated into TENANT's overall All-American Golf Center theme and operation, it being the parties' intention that no food services will be permitted on pads or otherwise within the Leased Premises at a location with direct access to Sunset Road or Las Vegas Boulevard.

    4. EXCLUSIVE USE - LANDLORD hereby grants to TENANT the exclusive right to carry on the following uses: A par three golf course, golf driving range, miniature golf course, clubhouse building containing golf sports merchandise retail, golf club fitting and rental and a professional golf instruction center, food and beverage service. LANDLORD will not permit the conduct of any business or enterprise of any of the same kind or nature to any of these specific uses on LANDLORD's Property during the Lease term or any extensions) thereof. The land to which this covenant pertains is outlined in yellow on EXHIBIT "A". For these purposes, LANDLORD will execute a recordable restrictive covenant describing the balance of LANDLORD's Property in EXHIBIT "A" and the use restrictions applicable thereto and deliver same to TENANT and allow TENANT to record it. One of TENANT's remedies for a violation of the restrictive covenant by LANDLORD would be to terminate this Lease.

    5. PROHIBITED ACTIVITIES - During the entire term of this Lease, the following uses shall not be permitted on the Leased Premises: A gas station, a funeral parlor, a massage parlor, a so-called "flea market," industrial or residential purposes, an adult bookstore or a store selling or exhibiting pornographic materials (as used herein "adult bookstore or store selling or exhibiting pornographic materials" shall include without limitation, a store displaying for sale or exhibiting books, magazines or other publications containing any combination of photographs, drawings or sketches of a sexual nature which are not primarily scientific or educational or store offering for exhibition, sale or rental videocassettes or other medium capable of projecting, transmitting, or reproducing independently or in conjunction with other devices, machine or equipment, an image or series of images the content of which has been rated or advertised generally "X" or un-rated by the Motion Picture Rating Association or any successor thereto"), any use that materially increases the risk of hazardous contamination on the Leased Premises or surrounding area, and any use that is in any way in violation of any valid law, ordinance, or regulation of any Federal, State, County, or local agency, body or entity. In addition, TENANT shall not commit or suffer to be committed, any waste upon the Leased Premises or any nuisance. LANDLORD agrees to use its best efforts (including litigation) to prohibit the uses listed in this Paragraph 5 with the exception of a gas station, on the balance of LANDLORD's Property during the lease term or any extension thereof.

    6. COMPLIANCE WITH LAWS - TENANT shall promptly execute, perform and comply with each law, rule, order, decision, ordinance, requirement and regulation of each City, County, State, or Federal authority, department, board, or body having jurisdiction or authority in relation to this Lease, or the Leased Premises, and TENANT shall promptly make each such repair, replacement, improvement or addition required by any such and without cost to LANDLORD.

    7. ACCESS TO LEASED PREMISES - LANDLORD and other designated LANDLORD TENANTS shall have access to the Leased Premises, at reasonable times which do not interrupt the normal business of the All-American Golf Center , for the purpose of making any such improvement, repair or alteration as is the responsibility of LANDLORD, or other designated LANDLORD TENANTS hereunder, if any. LANDLORD and other designated LANDLORD TENANTS shall at times when it is necessary to enter Leased Premises contact the All-American Golf Center manager prior to entering the leased premises, to inform the manager of the reason for entering the Leased Premises, the time the Leased Premises will be occupied, etc. It is, however, expressly understood and agreed that the authority hereby reserved or granted to the LANDLORD, does not impose, nor does the LANDLORD assume, by reason thereof, any responsibility, or liability, whatsoever, for the care, maintenance, supervision, improvement, repair or alteration of the Leased Premises other than as may be set forth herein.

    8. TENANT RESPONSIBLE FOR REPAIRS - LANDLORD shall be under no liability, obligation or expense whatsoever in connection with the maintenance or the repair of any improvements constructed upon the Leased Premises, of any and every description. And, any and every need for repair is hereby accepted by TENANT, who hereby covenants and agrees to make each such repair at TENANT's sole cost and expense.

    9. IMPROVEMENTS - TENANT shall construct on the Leased Premises a high-quality commercial recreation facility in a good and workmanlike manner. TENANT has submitted to LANDLORD, and LANDLORD has approved prior to execution of this Lease, a Site Plan with colors and an elevation with architectural detail, Landscaping Plan, Grading Plan, and civil engineering drawings for the improvements which TENANT intends to construct of the Leased Premises. TENANT shall pay for the cost of bringing all utilities to buildings or improvements constructed on the Leased Premises by TENANT. Upon completion of the improvements and when any buildings are ready for occupancy by TENANT, TENANT shall prepare and record a Notice of Completion and obtain a Certificate of Occupancy. After the initial completion of TENANT's commercial recreation facility on the Leased Premises, TENANT at its cost shall have the right to make, without LANDLORD's consent, alterations to the improvements; provided any material structural alterations or improvements or any significant change in the exterior colors of any buildings on the Leased Premises shall require LANDLORD's prior written consent which shall be deemed given if LANDLORD does not object within fifteen (15) days of LANDLORD's receipt of TENANT's request for consent.

    All buildings and other improvements constructed upon the Leased Premises by TENANT during the term of this Lease and all alterations, additions, and fixtures thereto from time to time constructed, installed, or placed in, on or upon the Leased Premises by TENANT shall be owned by TENANT or any permitted assignee of TENANT until expiration of the term or sooner termination of this Lease. TENANT shall not remove any of the buildings or permanent improvements from the Leased Premises nor waste, destroy or modify any of the buildings and improvements except as permitted by this Lease. Tenant shall have the right to remove from the Leased Premises all furniture, trade fixtures and equipment which are not permanently affixed thereto. At the expiration of the term or sooner termination of this Lease, all buildings and permanent improvements shall, without compensation to TENANT, remain upon the Leased Premises, and shall become LANDLORD's property free and clear of any liens, claims, or rights of any third parties or of TENANT. TENANT shall indemnify LANDLORD from any such liens, claims, or rights of third parties. Each party agrees to execute, acknowledge, and deliver any instrument required by the other to evidence the respective interest of the parties hereto as stated in this paragraph. Provided, however, within thirty (30) days after the end of the lease term or any extension thereof, LANDLORD shall inspect the Leased Premises and shall promptly advise TENANT in writing if TENANT shall be required to remove any improvements constructed on the Leased Premises by TENANT. If LANDLORD determines that certain improvements shall be removed, then TENANT, at TENANT's cost and expense, shall remove such improvements and shall return the Leased Premises other than as set forth in PARAGRAPH NUMBERED 57 hereof to its previous condition within sixty (60) days after the date of Landlord's inspection.

    TENANT accepts the Leased Premises in an "as is" condition other than as set forth in PARAGRAPH NUMBERED 57 hereof. LANDLORD makes no warranty as to the condition of the Leased Premises. LANDLORD shall not make any improvements on the Leased Premises or pay for any fees or costs in regard to TENANT's use of the Leased Premises.

    If construction of TENANT's proposed project is not completed on the Leased Premises within two (2) years of the commencement date of this Lease as established in accordance with PARAGRAPH NUMBERED 1 hereof, LANDLORD upon written notice to TENANT shall have the right to terminate this Lease. If any portion of the Leased Premises is not improved within two (2) years of the execution of this Lease, this Lease shall terminate as to that portion of the Leased Premises not so improved and upon such partial termination, there shall be no adjustment in the Minimum Rent as set forth in PARAGRAPH NUMBERED 27 of this Lease.

    10. PROPERTY LOSS ASSUMED BY TENANT - TENANT shall indemnify and hold LANDLORD and the property of LANDLORD, including the Leased Premises, and any buildings or improvements now or hereafter on the Leased Premises, free and harmless of any and all liability, claims, loss, damages, or expenses resulting from TENANT's occupation and use of the Leased Premises, specifically including without limitation any liability, claims, loss, damages, or expenses arising by reason of:

        (a) the death or injury of any person, including TENANT or any person who is an employee or agent of TENANT, or by reason of the damage to or destruction of any property, including property owned by TENANT or by any person who is an employee or agent of TENANT, from any cause whatever, except for LANDLORD's gross negligence, willful acts or omissions or intentional misconduct while such person or property is in or on the Leased Premises or in any way connected with the Leased Premises or with any of the improvements or personal property on the Leased Premises;

        (b) the death or injury of any person, including TENANT or any person who is an employee or agent of TENANT, or by reason of the damage to or destruction of any property, including property owned by TENANT or by any person who is an employee or agent of TENANT, caused or allegedly caused by
(i) the condition of the Leased Premises or some building or improvement on the Leased Premises, or (ii) some act or omission on the Leased Premises by TENANT or any person except LANDLORD in or about the Leased Premises with permission and consent of TENANT;

        (c) any work performed on the Leased Premises or materials furnished to the Leased Premises at the instance or request of TENANT or any person or entity acting for on behalf of TENANT; or,

        (d) TENANT's failure to perform any provision of this Lease or to comply with any requirement of law or any requirement imposed on TENANT or the Leased Premises by any duly authorized governmental agency or political subdivision.

        The limits of liability insurance as provided in PARAGRAPH NUMBERED 14 of this Lease shall not, however, limit the liability of TENANT under the indemnity provision of this PARAGRAPH NUMBERED 10.

    11. NON-RESPONSIBILITY NOTICES - LANDLORD may place upon said Leased Premises any notices of lien non-responsibility as LANDLORD deems proper, and may record such as LANDLORD deems proper, and TENANT shall at all times keep said Leased Premises and the fee title free and clear of, from and against each mechanics and each materialman s lien, and each encumbrance, attorney's fee and costs related thereto for which TENANT, or another acting for, as, or through TENANT shall be responsible.

    12. ATTORNEYS FEES - The Court may award reasonable attorneys fees and costs to the party hereto prevailing in enforcing any obligation of the other party hereto under this Lease, or prevailing in any litigation connected with this Lease.

    13. UTILITIES - TENANT shall pay when due any and all Gas, Electricity, Telephone, Waste Collection, Sewer Rental, and any and all other UTILITY or USE SERVICE charges which become payable, or accrue, during the term of this Lease, upon said Leased Premises, and payments therefor shall be made directly to the Utility Company (except as provided herein elsewhere to the contrary), and TENANT shall indemnify and hold harmless LANDLORD and also said Leased Premises of, from and against payment of the same.

    14. PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE - TENANT at TENANT's cost shall maintain public liability and property damage insurance with liability limits of not less than ONE MILLION AND 00/100 DOLLARS ($1,000,000.00) per person and ONE MILLION AND 00/100 DOLLARS ($1,000,000.00)
per occurrence, and property damage limits of not less than FIFTY THOUSAND AND 00/00 DOLLARS ($50,000.00) per occurrence, insuring against all liability of TENANT and TENANT's agents and employees arising out of or in connection with TENANT's use or occupancy of the Leased Premises. In addition, TENANT agrees to name LANDLORD as an additional insured under a FIVE MILLION DOLLAR ($5,000,000) umbrella liability policy to be in force upon receipt of an occupancy permit for the Leased Premises. Such policies of insurance shall be for periods of not less than one (1) year, and shall be renewed or a new policy obtained not less than TWENTY (20) DAYS before a current policy's coverage terminates.

    15. TENANT S FIRE INSURANCE - TENANT at TENANT's cost shall maintain on all of TENANT's personal property, TENANT's improvements, and alterations, in, on, or about the Leased Premises, a policy of fire and extended coverage insurance, with vandalism and malicious mischief endorsements, to the extent of at least 80% of their full replacement value. The proceeds from any such policy shall be used by TENANT for the replacement of damaged personal property and the restoration of TENANT's damaged improvements and alterations, except, however, in the event any such damage shall occur during the last two
(2) years of the Lease term or any extension thereof, TENANT may elect not to restore the damaged premises and in such event, the insurance proceeds which cover the loss of furniture, fixtures and equipment shall be paid directly to the TENANT. The insurance proceeds which cover the loss of buildings and permanent improvements shall be paid directly to the LANDLORD. Except as provided immediately above, TENANT shall hold the insurance proceeds in trust for such replacement and such restoration and shall disburse the same as progress in replacement or restoration progresses.

    16. WAIVER OF SUBROGATION - The parties release each other, and their respective authorized representatives, from any claims of damage to any person or to the Leased Premises and the buildings and other improvements located on the Leased Premises, and to the fixtures, personal property, TENANT's improvements, and alterations of either LANDLORD or TENANT in or on the Leased Premises and the buildings and other improvements located on the Leased Premises that are caused by or result from risks insured against under any insurance policies carried by the parties and in force at the time of any such damage.

        Each party shall cause each property insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against each party in connection with any damage or liability covered by any policy. Neither party shall be liable to the other for any damage or liability, caused by fire or any of the risks insured against under any property insurance policy required by this Lease. If any property insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance company issuing the policy without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional, reasonable cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional, reasonable premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

    17. OTHER INSURANCE MATTERS - All the insurance required under this Lease shall:

        (a) Be issued by insurance companies authorized to do business in the State of Nevada with a financial rating of at least a B+ status as rated in the most recent edition of Best's Insurance Reports.

        (b)    Be issued as a primary policy.

        (c) All of the foregoing insurance policies required pursuant to PARAGRAPHS NUMBERED 14 and 15 of this Lease shall name LANDLORD as an additional insured and shall provide that LANDLORD shall be given a minimum of thirty (30) days written notice by any such insurance company prior to the cancellation, termination, or alteration of the terms or limits of such coverage. Each policy, or a certificate of the policy, together with evidence of payment of premiums, shall be deposited with the other party at the commencement of the term, and on each renewal of the policy or new policy not less than TWENTY (20) days before expiration of the term of the policy.

    18. CUMULATIVE REMEDIES - All the rights and remedies of the LANDLORD under this Lease shall be cumulative, and the exercise or assertion of one or more of said rights or remedies shall not exclude the exercise of or assertion of any other rights or remedies allowed by law or equity.

    19.    DEFAULT AND REMEDIES IN THE EVENT OF DEFAULT -

        (a) DEFAULTS - TENANT shall be deemed in default and to have breached this Lease and said default and breach shall be deemed complete and uncured:

            A. In the event that any rental payment, any property tax payment, any insurance premium or any other monetary payment required herein to be paid, or reserved herein, has not been paid within ten (10) business days immediately after written notice that such amount is due and unpaid.

            B. In the event that TENANT fails to keep or perform any other covenant or condition contained in this Lease on TENANT's part to be kept or performed, and such failure to keep or perform the same continues in whole or in part, for a period of 30 days after service or giving of written notice thereof by LANDLORD to TENANT, as provided for service or giving of notice in this Lease; provided, however, that TENANT shall not be deemed in default hereunder if it commences to remedy said default within said notice period and proceeds therewith with due diligence.

        (b) REMEDIES - In the event of any default under this Lease, complete and uncured, as provided in subparagraph A and B immediately above, LANDLORD may, at LANDLORD's option, exercise one or more or all of the following remedies, and each shall be deemed cumulative and the exercise of one or more shall not be deemed or held an election of any remedy to the exclusion of any other remedy:

            A. LANDLORD or his agent or agents shall have the right to and may enter the Leased Premises as the agent of TENANT and may re-rent the Leased Premises as the agent of the TENANT and receive the rent therefor on such terms as shall be satisfactory to LANDLORD, and all rights of TENANT to repossess the Leased Premises under such leasing shall be terminated and forfeited. Such reentry by LANDLORD shall not operate to release TENANT from any rent to be paid or covenants to be performed hereunder during the full term of this Lease. For the purpose of re-letting, LANDLORD shall be authorized to make such repairs or alterations in or to the Leased Premises as may be necessary to place the same in good order and condition. TENANT shall be liable to LANDLORD for the cost of such repairs or alterations, and all expenses of such re-entry and re-letting. If the sum realized from the re-letting is insufficient to satisfy the monthly or term rent provided in this Lease, LANDLORD, at LANDLORD's option, may require that TENANT pay such deficiency month by month or LANDLORD may seek said deficiency periodically or at the end of said unexpired Lease term. LANDLORD shall not in any event be required to pay to TENANT any surplus of any sums received by LANDLORD resulting through a re-letting of said Leased Premises and which sum is in excess of the rent reserved or to be paid under this Lease.

            B. The unexpended deposit elsewhere provided herein to be deposited by TENANT in favor of LANDLORD, to the extent, if any existing, may be used in restoration of said Leased Premises to the condition existing before rental to TENANT, including the costs of cleaning up of said Leased Premises, if any, the costs of advertising said Leased Premises for leasing through the making of signs or other means, and to the costs of repair or restoration of said Leased Premises, any or all of the foregoing, and to payment of any rental commission, and to the extent that there is any remainder of said deposit, the same shall be applied toward the remaining rental as it becomes due.

            C. Notwithstanding any re-letting without termination, LANDLORD may at any time thereafter elect to terminate this Lease for such previous breach and failure to terminate the Lease in the initial instance for such breach, or the re-letting of the Leased Premises by LANDLORD shall not constitute a waiver of this right or stop LANDLORD from terminating this Lease at any subsequent time. Should LANDLORD at any time terminate this Lease for any breach in addition to any other remedy LANDLORD may have, LANDLORD may recover from TENANT all damages incurred by reason of such breach, including, but not limited to:

            (1) The worth, at the time of the award of the unpaid rent that has been earned at the time of termination of this Lease.

            (2) The worth, at the time of the award of the amount by which the unpaid rent would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that TENANT proves could have been reasonably avoided;

            (3) The worth, at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of loss of rent that TENANT proves could have been reasonably avoided, and

            (4) Any other amount, and court costs necessary to compensate LANDLORD for all detriment approximately caused by TENANT's default.

            "The worth at the time of the award" as used in (1) and (2) of this paragraph is to be computed by allowing interest at the rate of ten percent (10%) per annum. "The worth at the time of the award" as referred to in (3) of this paragraph is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%).

            D. RIGHT TO PERFORM - If an Event of Default occurs, LANDLORD may perform such covenant or condition at its option, after notice to TENANT, All reasonable costs incurred by LANDLORD in so performing shall immediately be reimbursed to LANDLORD by TENANT. Any performance by LANDLORD of TENANT's obligations shall not waive or cure such default.

    20. LANDLORD DEFAULT - In the event LANDLORD defaults in the performance of any of its obligations, covenants, representations and warranties hereunder and if such default continues for a period of fifteen (15) days after written notice to LANDLORD from TENANT specifying the nature of such default, TENANT may, at its option, cure the same on behalf of the LANDLORD, whereupon the cost of such curing shall be due and payable to TENANT from LANDLORD upon demand therefor by TENANT. The foregoing shall not limit or preclude TENANT from any other rights and remedies available at law or in equity.

    21. ASSIGNMENT AND SUBLETTING - TENANT shall have the absolute right to assign TENANT's rights under this Lease to a partnership, joint venture, corporation or entity that is at least fifty percent (50%) owned either directly or indirectly, by TENANT or a party in interest in the Golf Center, LLC, or to an entity which controls, is controlled by or is under common control with TENANT.

    Any other assignment of the TENANT's rights under this Lease must be approved by LANDLORD, which approval will not be unreasonably withheld, conditioned or delayed. A consent by LANDLORD to one assignment shall not be deemed to be a consent to any subsequent assignment of this Lease by TENANT.

        (a) ASSIGNMENT - Should TENANT be a corporation, any transfer or assignment of any stock or interest in the corporation totaling in the aggregate more than fifty percent (50%) of all such stock or interest in the corporation shall be considered an assignment of this Lease requiring the prior written consent of LANDLORD; provided, while a transfer of stock or interest in the corporation of fifty percent (50%) or less shall not be considered an assignment of this Lease. Upon such transfer, TENANT shall provide LANDLORD with a copy of the transfer documents which shall include the name, address, and telephone number of the transferee.

        (b) SUBLEASE - TENANT may sublease a portion of the Leased Premises or TENANT's improvements on the Leased Premises and/or grant a license or licenses or concession or concessions within the Leased Premises without the consent of LANDLORD provided that:

            (i) Any subtenant, licensee or concessionaire does not occupy more than fifteen (15%) percent of the Leased Premises;

            (ii) Such use is permitted by PARAGRAPH NUMBERED 3 of this Lease;

            (iii) TENANT has executed a sublease agreement with subtenant which specifically provides for record keeping and reporting as set forth in the last PARAGRAPH NUMBERED 29(F) hereof.

            (iv) TENANT gives LANDLORD prior written notice of such subletting and/or concession or license, and a copy of those portions of the subletting or concession/licensing documents relevant to the immediately preceding Section (iii) and the name, address, and telephone number of the sublessee, licensee or concessionaire.

        TENANT shall not sublease all or any part of the unimproved property within the Leased Premises without first obtaining LANDLORD's consent. Any such sublease without LANDLORD's written consent shall be voidable and, at LANDLORD's election, shall constitute a default. LANDLORD shall have the right to approve or disapprove any such proposed sublease in LANDLORD's discretion.

        In the event of a sublease, the term of the sublease shall not extend beyond the term of this Lease and any and all subleases shall contain an attornment provision whereby the Sublessee shall recognize TENANT's successor in interest and a non-disturbance provision whereby TENANT's successor shall recognize the sublease so long as the Sublessee is not in default thereunder and shall otherwise be expressly made subject to all the terms and covenants and conditions of this Lease.

    22. HOLDOVER - In the event that TENANT shall remain in the demised Leased Premises after the expiration or sooner termination of the term of this Lease or any term theretofore extended as elsewhere provided herein, without having exercised in writing an option contained in this Lease to extend the Lease term or the then ending extended term, such holding over shall not constitute a renewal or an extension of this Lease, and shall constitute a month-to-month tenancy and, if LANDLORD so requires by written notice to TENANT, the MINIMUM RENT for such holdover period shall be ONE HUNDRED TWENTY PERCENT (120%) of the MINIMUM RENT effective on the last day of the term or extended term, LANDLORD may, at LANDLORD's option, elect to treat TENANT as one who has not removed at the end of his term, and LANDLORD shall thereupon be entitled to all the remedies against TENANT provided by law or equity in that situation, or, if not so treated, the tenancy shall be deemed a tenancy from month to month, subject to the payment each month of the lease rental provided for herein.

    23. NON-WAIVER - The failure of either party to insist upon strict compliance with or performance of any term, covenant, condition, or option contained in this Lease or to the exercise of any option or alternative herein allowed in any one instance or more instances, shall not be construed, deemed, found or held a waiver or relinquishment for or in the future of that party's right to insist upon strict performance of each such term, covenant, condition, option, or alternative hereof and the same shall be and remain in full force and effect without waiver.

    24. NUMBER AND GENDER - All terms and words used in this Lease, regardless of the number and gender in which they are used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context or sense of this Lease or any paragraph or clause herein may suggest or require, the same as if such words had been fully, limited by or properly written in the required number and gender.

    25. HEIRS, SUCCESSORS AND ASSIGNS - Each term, covenant, condition and agreement contained in this Lease, shall be deemed and construed to inure to the benefit of, apply to, and be binding upon each party hereto and the respective heirs, executors, administrators, legal representatives, successors and assigns of each respectively, except as herein expressly stated to the contrary.

    26. PARAGRAPH CAPTION - The captions of paragraphs contained in this Lease are inserted as a convenience only and by way of guide or reference only, and none limit, enlarge, define, or otherwise affect the scope or intent of this Lease or any provision thereof, and none shall in any way be used as a basis of construction or interpretation of this Lease.

    27.    MINIMUM RENT AND ADJUSTMENT

        A. Beginning on the date which is the earlier of the two dates: (a) the date that TENANT first opens substantially all of the facilities for the uses contemplated by PARAGRAPH NUMBERED 3 hereof for business on the Leased Premises (the Rental Commencement Date); or, (b) February 1, 1998, TENANT shall pay to LANDLORD minimum rent in the amount of THREE HUNDRED NINETY EIGHT THOUSAND SEVENTY SEVEN AND 0/100 DOLLARS ($398,077.00) per year (herein "Minimum Rent") in monthly installments of THIRTY THREE THOUSAND ONE HUNDRED SEVENTY THREE AND 08/100 DOLLARS ($33,173.08) each (herein "Monthly Installments"),

        B. All minimum rent shall be payable in equal monthly installments and in advance without deduction or offset on the first day of
each month during the term of this Lease.  Any Minimum Rent    payable for
less than a full calendar month shall be paid on a proportionate basis based on the number of days in that calendar month, Minimum Rent shall be paid to LANDLORD, in lawful money of the United States at the address specified in Paragraph 34 below or at such other place as LANDLORD shall from time to time designate in writing.

        C.      The Minimum Rent shall be increased at the end of the fifth
(5th) year of the term and every five (5) years thereafter ("Adjustment Date") by an amount equal to ten percent (10%) of the minimum Monthly Installment for the month immediately preceding the Adjustment Date. Upon adjustment of the Monthly Installment as provided in this Lease, the parties shall immediately execute an amendment to the Lease stating the new Monthly Installment and the concomitant changes to PARAGRAPH NUMBERED 29 hereof with the reference to Percentage Rental.

        D. In the event TENANT shall be late in paying any Monthly Installment, then TENANT shall pay a "late charge" of FIVE HUNDRED DOLLARS ($500.00) to LANDLORD for each month late, in addition to any such rent payments. For purposes of this paragraph, any rent payment received by LANDLORD more than ten (10) business days after its due date shall be deemed a late payment.

    28. DEPOSIT - Concurrently with the execution of this Lease and/or in accordance with the terms of the Agreement, TENANT has deposited the sum of SIXTY-SIX THOUSAND THREE HUNDRED FORTY-SIX AND SIXTEEN CENTS ($66,346.16) with Landlord (herein RENTAL DEPOSIT). Once the terms of the Deposit Agreement are fulfilled and this Lease becomes effective, the sum so deposited shall be applied first to the said Minimum Monthly Rent payment first coming due and thereafter to each successive monthly Minimum Rent payment until exhausted.

    29.    PERCENTAGE RENTAL -

        A. In addition to the Minimum Rent payable annually of THREE HUNDRED NINETY EIGHT THOUSAND SEVENTY SEVEN AND 0/100 DOLLARS ($398,077.00), TENANT agrees to pay LANDLORD a percentage rental based upon the four (4) kinds of gross sales receipts, below set forth, that is, Gross sales receipts received from customers on the Leased Premises and made up of or consisting of the following if the total thereof is in excess of THREE HUNDRED NINETY EIGHT THOUSAND SEVENTY SEVEN AND 0/100 DOLLARS ($398,077.00) per annum:

            (i) ten percent (10%) of Gross Annual Sales derived from driving range tee rentals and par 3 golf course greens fees;

            (ii) three percent (3%) of Gross Annual Sales derived from sales of foods and beverages;

            (iii) three percent (3%) of Gross Annual sales derived from sale of merchandise;

            (iv) three percent (3%) of Gross Annual Sales from any other revenue source derived from All-American Golf Center guests or patron usage of the Leased Premises.

        B. Each Lease Year shall be considered as an independent accounting period for the purpose of computing the total amount of percentage rental, if any, payable by TENANT to LANDLORD; and, with respect thereto, (a) if the total of the said annual percentage receipts for said four (4) kinds of Gross Annual Sales does not exceed in amount THREE HUNDRED NINETY EIGHT THOUSAND SEVENTY SEVEN AND 0/100 ($398,077.00), no percentage rental is due or payable for that Lease Year; and, if TENANT has paid percentage rental, the amount of such excess payment shall be applied by LANDLORD to the monthly Minimum Rent(s) next payable in the ensuing Lease Year, except in the case of the last Lease Year, in which case such adjustment will be made within THIRTY (30) DAYS after the termination of this Lease; and, (b) if the total of the said annual percentage receipts exceeds THREE HUNDRED NINETY EIGHT THOUSAND SEVENTY SEVEN AND 0/100 DOLLARS ($398,077.00) and, in turn, the amount paid by TENANT exceeds the excess total of said Gross Annual Sales receipts that should be paid for the Lease Year, the excess paid by TENANT shall be similarly applied to monthly Minimum Rent as above provided; and, if based upon the total of the annual percentage receipts over THREE HUNDRED NINETY EIGHT THOUSAND SEVENTY SEVEN AND 0/100 DOLLARS ($398,077.00), there is a sum yet owing by TENANT for the Lease Year, then TENANT shall pay said sum to LANDLORD with the monthly Minimum Rent payment next due.

        C. Percentage rent shall be computed each percentage rent period (as defined in Subparagraph D) below, On or before the fifteenth (15th) day of the calendar month immediately following the close of each percentage rent THIRTY THREE THOUSAND ONE HUNDRED SEVENTY THREE AND 08/100 DOLLARS ($33,173.08)per month and NINETY NINE THOUSAND FIVE HUNDRED NINETEEN AND 24/100 DOLLARS ($99,519.24) per calendar quarter that TENANT has paid during the percentage rent period. TENANT shall pay to LANDLORD the amount by which the sum computed as a percentage of TENANT's gross sales during the percentage rent period exceeds the herein elsewhere provided Minimum Rent of THIRTY THREE THOUSAND ONE HUNDRED SEVENTY THREE AND 08/100 DOLLARS ($33,173.08) per month and NINETY NINE THOUSAND FIVE HUNDRED NINETEEN AND 24/100 DOLLARS ($99,519.24) per calendar quarter, that TENANT has paid during the percentage rent period.

        D.    PERCENTAGE RENT PERIOD; ACCOUNTING PERIODS
DEFINED:    The percentage rent period shall be Quarterly.  The last
percentage rent period shall end on the date the term expires or terminates.

             "Lease Year" is A PERIOD COMMENCING ON THE RENTAL COMMENCEMENT DATE defined in PARAGRAPH NUMBERED 27 above, AND ENDING ONE (1) YEAR LATER, and, severally, each such 12 month period thereafter.

             "Monthly" rent periods are calendar months within each Lease
Year.

            "Quarterly" rent periods are three (3) calendar months within each Lease Year.

        E. GROSS SALES DEFINED: With respect to "Gross Sales" above designated, they include those of TENANT, subtenants, licensees, and concessionaires, if any, whether for cash or on credit (whether collected or not), made on the Leased Premises, whether made by personnel or vending or other machines.

            Gross Sales shall not include, or if included there shall be deducted (but deducted only to the extent they have been included), the following:

            (1) The selling price of all merchandise returned by customers and accepted for full credit, or the amount of discounts, refunds, and allowances made on such merchandise.

            (2) Sums and credits received in the settlement of claims for loss of or damage to merchandise.

            (3) The price allowed on all merchandise traded in by customers for credit or the amount of credit for discounts and allowances made instead of acceptance of merchandise.

            (4) Gift certificates, or similar vouchers, until such time as they shall have been converted into a sale by redemption.

            (5) Sales and use taxes, so-called luxury taxes, consumers excise taxes, gross receipts taxes, and other similar taxes now or in the future imposed on the sale of service or merchandise, but only if such taxes are added to the selling price during the percentage rent period.

            (6) Sales of fixtures, equipment or property which are not TENANT's stock in trade.

            (7) Tips or gratuities given by customers to TENANT's agents, employees or servants, whether such tips or other gratuities are automatically added to the customer's bill or given by the customer separate and apart from the bill.

        F. STATEMENT OF GROSS SALES - TENANT shall furnish to LANDLORD a statement of TENANT's gross sales within fifteen days after the end of each percentage rent period, and an annual statement of gross sales within THIRTY
(30) days after the end of each Lease year, Each statement shall be signed and certified to be correct by an officer of TENANT.

        At TENANT's option, TENANT shall keep at the Leased Premises or at TENANT's main office currently located in Las Vegas, Nevada, full and accurate books of account, records, cash receipts, and other pertinent data showing its Gross Sales. TENANT shall install and maintain accurate receipt-printing cash registers and shall record on the cash registers every sale and other transaction made from the Leased Premises. Such books of account records, cash receipts, and other pertinent data shall be kept until the lapse of a period of two (2) years after the end of each Lease Year.

        LANDLORD shall be entitled within one (1) year after expiration or termination of this Lease to inspect and examine all of TENANT's books of account, records, cash receipts, and other pertinent data, to enable LANDLORD to ascertain TENANT's Gross Sales. TENANT shall cooperate fully with LANDLORD in making the inspection. LANDLORD shall also be entitled, once during each Lease Year to an independent audit conducted of TENANT's books of account, records, cash receipts, and other pertinent data to determine TENANT's Gross Sales for the immediately preceding Lease Year, by a certified public accountant to be designated by LANDLORD. The audit shall be limited to the determination of Gross Sales and shall be conducted only after notice to TENANT and during usual business hours at the Leased Premises or at TENANT s main office.

        If the audit shows that there is a deficiency in the payment of any percentage rent, the deficiency shall become immediately due and payable. If the audit shows that more percentage rent was paid than was due in accordance herewith, such overpayment shall be credited against the next ensuing Minimum Rental payment(s). The costs of the audit shall be paid by LANDLORD unless the audit shows that TENANT understated Gross Sales by three (3%) percent or more for the Lease Year, in which case TENANT shall pay all of LANDLORD's costs of the audit. If such audit indicates an understatement of Gross Sales, such examined records shall continue at all times to be held by TENANT for further examination until full payment of the deficiency in rent paid and resulting from such understatement. To audit, LANDLORD must give TENANT written notice at least three (3) business days prior to arrival of the auditor and the name of the auditor, and such audit shall be conducted with as little disruption of TENANT's business as is reasonably possible and be conducted during normal business hours.

        LANDLORD shall keep any information gained from such statements, inspection, or audit confidential and shall not disclose it other than to carry out the purposes of this Lease, except that LANDLORD shall be permitted to divulge the contents of any statements in connection with any financing arrangements or sale of LANDLORD's interest in the Leased Premises.

        It shall be and is the duty of TENANT to require by each licensing agreement, concession agreement, and sublease, as the case may be, and, if applicable, each such licensee, concessionaire, and subtenant, as the case may be, to keep and' provide to TENANT records, reports and statements substantially like those required of TENANT to be provided to LANDLORD hereunder and for the reporting periods herein required and the same to be provided at the times herein provided, however, advanced by due date by five
(5) days, over that herein provided and which agreements shall further provide that LANDLORD herein may as part of its audit of TENANT's records audit said licensees, concessionaires, or subtenant's records, which records will be held and retained for periods equal to those required of TENANT herein. TENANT shall not be in default in the event that any subtenant, concessionaire or licensee fails to properly report gross sales, nor will TENANT be obligated to pay any audit fees incurred in any such audit.

        G. NEGATION OF PARTNERSHIP: LANDLORD shall not become or be deemed, found or held a partner or a joint venture with TENANT by reason of the provisions of this Lease.

    30. LIENS - The LANDLORD and TENANT covenant each with the other that each party ordering labor or materials for use on or about the Leased Premises or any parcel wherein any lien shall affect the Leased Premises shall hold the other harmless against any loss or damage due to any lien filed against the Leased Premises on account of non-payment or dispute with respect to labor or materials furnished in connection with construction referred to herein or any other construction on the Leased Premises and such party shall prevent entry of any judgment against the Leased Premises. The party against whom such lien is filed shall notify the other in writing within fifteen (15) days of its notice of filing, and said lien shall be removed within' thirty (30) days thereafter or protected by bond or surety should such party so affected desire to contest such lien.

    31. INDEMNIFICATION - TENANT hereby covenants to indemnify, save and hold LANDLORD and the Leased Premises free, clear and harmless from each liability, loss, cost, charge, penalty, obligation, expense, attorney's fee, litigation, judgment, damage, claim or demand of any kind whatsoever in connection with, arising out of, or by reason of any violation of law, ordinance or regulation by TENANT, subtenants, licensees, concessionaires, or of any independent contractor, agent, or employee of TENANT while in, upon, about or in any way connected with the Leased Premises or any portion thereof during the term of this Lease.

             LANDLORD hereby covenants to indemnify, save and hold TENANT and the Leased Premises free, clear and harmless from each liability, loss, cost, charge, penalty, obligation, expense, attorneys fee, litigation, judgment, damage, claim or demand of any kind whatsoever in connection with, arising out of, or by reason of any violation of law, ordinance or regulation by LANDLORD or of any independent contractor, agent, or employee of LANDLORD while in, upon, about or in any way connected with the Leased Premises or any portion thereof or LANDLORD's Property during the term of this Lease.

    32. OFFSET STATEMENT - Each party agrees at any time and from time to time during the term of this Lease and within fifteen (15) days after written demand therefor, to execute and deliver to the party requesting a certificate in recordable form certifying that this Lease is in full force and effect and that there are no defenses or offsets thereto, or stating such defenses or offsets as are claimed by the party responding and stating the dates to which all rentals have been paid.

    33.     QUIET POSSESSION - LANDLORD covenants that TENANT may quietly
have, hold and enjoy the Leased Premises during the term of this    Lease
without any disturbance from LANDLORD or from any other person claiming through LANDLORD.

    34. SERVICE OF NOTICES - Any and all notices and demands by or from LANDLORD to TENANT, or by or from TENANT to LANDLORD, required or desired to be given hereunder shall be in writing and shall be validly given or made if served either personally or if deposited in the United States mail, certified or registered, postage prepaid, return receipt requested or given by facsimile
(fax). If such notice or demand be served personally, service shall be conclusively deemed made at the time of such personal service. If such notice or demand be served by registered or certified mail in the manner provided, service shall be deemed to have been given on the date marked on the return receipt unless delivery is refused or cannot be made, in which case the date of postmark shall be deemed the date notice has been given. If such notice or demand is given by fax, the notice shall be deemed given when received.

    Any notice or demand to LANDLORD shall be addressed to Landlord at:

        Urban Land of Nevada
        3271 South Highland Drive, #714
        Las Vegas, Nevada 89109
        Attn: Mr. Theodore B. Lee, President

    Any notice or demand to TENANT shall be addressed to Tenant at:

        All-American Golf Center, LLC
        5325 South Valley View Boulevard, Suite 10
        Las Vegas, Nevada 89118
        ATTN: Ronald S. Boreta, Managing Partner

    With a copy to:

        Callaway Golf
        2285 Rutherford Road
        Carlsbad, California 92008-8815
        ATTN: David Rane

        Any party hereto may change its address for the purpose of receiving notices or demands as herein provided by a written notice given in the manner aforesaid to the other party hereto, which notice of change of address shall not become effective, however, until the actual receipt thereof by the other party.

    35. PARTIAL INVALIDITY - If any term, provision, covenant or condition of this Lease, or any application thereof, is held by a court of competent jurisdiction to be invalid, void, or unenforceable, all provisions, covenants and conditions of this Lease, and all applications thereof, not held invalid, void or unenforceable, shall continue in full force and effect.

    36. BROKERS - Each party warrants that it has not had any dealings with any Realtor, broker or agent in connection with the negotiation of this Lease, or any dealings of any character the result of which would make either party liable for any broker s commission or compensation of any kind.

    LANDLORD and TENANT each agree to indemnify, defend and hold the other harmless from and against all loss and expense (including attorney's fees), damage and liability resulting from breach or the claims of any broker or finder on account of any services claimed to have been rendered to the indemnifying party in connection with the transaction contemplated by this Lease.

    37.  CONDEMNATION -

        A.    DEFINITIONS:

            (1) "Condemnation" means (a) the exercise of any governmental power, whether by any legal proceeding or otherwise, by a condemnor and (b) a voluntary sale or transfer by LANDLORD to any condemnor, either under threat of condemnation or while any legal proceeding for condemnation is pending.

            (2) "Date of Taking" means the date the condemnor has the right to possession of the leased premises being condemned.

            (3) "Award" means all compensations, sums, or anything of value awarded paid, or received on a total or partial condemnation.

            (4) "Condemnor" means any public or quasi-public authority, or a private corporation or individual, having the power of condemnation.

        B. RIGHTS AND OBLIGATIONS TO BE GOVERNED BY LEASE: If, during the term of this Lease or during the period of time between the execution of this lease and the date this Lease commences, there is any taking of all or any part of the buildings, other improvements, or land of which the Leased Premises are a part or any interest I the Lease by condemnation or of any of the COMMON AREAS, the rights and obligations of the parties shall be determined pursuant to the provisions hereof and its subdivisions.

        C. TOTAL TAKING: If the Leased Premises are totally taken by condemnation, this Lease shall terminate on the date of taking.

        D.  PARTIAL TAKING OF LEASED PREMISES:    If any portion of the Leased
Premises is taken by condemnation, this Lease shall remain in effect, except that TENANT can elect to terminate this lease if as a result of such partial taking it is no longer economically feasible for TENANT to conduct its business on the Leased Premises. If TENANT elects to terminate this Lease, TENANT must exercise its right to terminate pursuant to this paragraph by giving notice to LANDLORD within ninety (90) days after the nature and the extent of the taking have been finally determined. If TENANT elects to terminate this Lease as provided in this paragraph, TENANT also shall notify LANDLORD of the date of termination, which date shall not be earlier than thirty (30) days nor later than ninety (90) days after TENANT has notified LANDLORD of its election to terminate; except, that this Lease shall terminate on the date of taking if the date of taking falls on a date before the date of termination as designated by TENANT. If TENANT does not terminate this Lease within the ninety (90) day period, this Lease shall continue in full force and effect.

        E. EFFECT ON RENT: If any portion of the Leased Premises is taken by condemnation and this Lease remains in full force and effect, there shall be no reduction in the MINIMUM MONTHLY RENTAL.

        F. RESTORATION OF LEASED PREMISES: If there is a partial taking of the Leased Premises and this Lease remains in full force and effect as herein provided, LANDLORD shall assign to TENANT that portion of the award received for improvements and severance damages which are reasonably needed for TENANT's reconstruction and restoration of the remaining portions of the Leased Premises, including any and all improvements made heretofore together with the remaining portions of the parking areas to an architectural whole in substantially the same condition that the same were in prior to such taking. The portion of the award received by Landlord for land value will be entirely retained by LANDLORD and will not be made available to TENANT for any reason.

        G. AWARD-DISTRIBUTION: All compensation awarded for any taking whether for the whole or a portion of the Leased Premises, shall belong to LANDLORD; provided that TENANT shall be entitled to any award made whether to LANDLORD or to TENANT for the un-depreciated portion of TENANT's improvements, moving expenses, the value of TENANT's trade fixtures, and loss or damage to TENANT's business to the extent allowable under the law then in force and effect. A leasehold mortgagee shall have no claim or interest in LANDLORD's award for the depreciated portion of TENANT's improvement. TENANT shall have no claim against LANDLORD or the condemning body or entity for any portion of the award relating to the value of the un-expired term of this Lease.

    38.  - SECTION 38 HAS BEEN INTENTIONALLY OMITTED.

    39. TAXES - Subject to apportionment of the taxes to the Rental Commencement Date (the apportionment to be made on the basis of the fraction derived from the acreage area of the Leased Premises to the total acreage owned by LANDLORD out of which the Leased Premises are carved), TENANT shall pay promptly and before they become delinquent (provided all statements are received by TENANT in a timely manner), all real and personal property taxes, assessments and other impositions, including, but not limited to, general and special, direct or indirect, that become due at any time during the term of this Lease upon or against the Leased Premises including all buildings and improvements of TENANT, TENANT's furniture, fixtures, equipment now or hereafter thereon which may be or are lawfully assessed either in the name of the LANDLORD or TENANT. Copies of all paid receipts shall be forwarded to LANDLORD. Any leasehold improvements to the Leased Premises shall be deemed TENANT's personal property for purposes of this section. TENANT shall be liable for penalties, interest or other charges imposed upon delinquent payment provided TENANT has received the applicable tax bills and a written statement of apportionment on a timely basis. TENANT shall pay all real estate taxes on the land as distinguished from improvements or buildings during the Lease Term hereof and forward the paid receipt evidencing such payment to LANDLORD.

    In the event assessments are payable in installments, TENANT shall have the right to elect to pay same over the longest available installment period; provided that any special assessments resulting from TENANT's development or improvements must be paid off prior to the end of the Lease Term or any extension thereof. TENANT shall not be obligated to pay any such installments due and payable outside the term hereof or any extended terms if extended by TENANT. Any taxes applicable to this Lease which shall be assessed during and for the lease term but shall not be due and payable until after the expiration thereof shall remain an obligation of TENANT that survives such expiration.

    TENANT shall not be liable for any inheritance tax, estate tax, gift tax, transfer tax, income tax, franchise tax, corporate tax, or similar tax upon the business of LANDLORD nor for any tax or assessment arising from the sale, lease or other disposition of the Leased Premises, in whole or in part, whether from a tax re-evaluation of said real estate or an imposition directly on such transaction; provided, however, that TENANT shall be responsible for its share of any increases in real property taxes or assessments as set forth in this PARAGRAPH NUMBERED 39 resulting from an increased valuation of the Leased Premises because of a sale of the Leased Premises or a revaluation by any governmental entity.

    LANDLORD shall provide TENANT with each assessment notice with respect to the Leased Premises within fifteen (15) days of receipt of the same to permit TENANT to contest the same if appropriate. LANDLORD shall cause the Tax Assessor of Clark County, Nevada to carve out from the remaining property of LANDLORD and separately assess the Leased Premises and improvements if it is feasible for LANDLORD to do so.

    The TENANT shall have the right, at its own cost and expense, to initiate and prosecute any proceedings permitted by law for the purpose of obtaining an abatement or of otherwise contesting the validity or amount of taxes or assessments assessed to or levied upon the Leased Premises. If required by law, TENANT may take such action in the name of the LANDLORD, who shall cooperate with the TENANT to such extent as reasonably required to the end that such proceedings may be brought to a successful conclusion, TENANT shall fully indemnify and hold LANDLORD harmless from all loss, cost, damage and expense incurred in furtherance of any contest or abatement proceeding.
TENANT agrees that in the event of any such election to contest, that it will
(i) pay the tax (unless such payment would operate to bar its right to contest), and (ii) assure LANDLORD as reasonably necessary that the Leased Premises and any mortgage lien thereon, if any, will not be subject to forfeiture or foreclosure, as the case may be.

    40. SIGNAGE RIGHTS - TENANT acknowledges LANDLORD's existing seven (7) billboard signs along Las Vegas Boulevard and agrees to permit LANDLORD to maintain such signs immediately to the east of the ONE HUNDRED (100) foot right of way of Las Vegas Boulevard, subject to TENANT's reasonable approval rights. LANDLORD shall, prior to the effective date of this Lease, and at no cost to TENANT, exercise its best, good faith efforts to relocate all signs along Las Vegas Boulevard to immediately to the east of the new ONE HUNDRED
(100) foot setback in accordance with the Agreement (or cause the same to be so relocated). LANDLORD reserves the right to place two (2) free standing signs on the Leased Premises along Sunset Road at locations within ONE HUNDRED
(100) FEET of the Sunset Road right of way and outside of the "Clear Zone", cross-bolded in red on EXHIBIT A"; with specific locations to be approved by TENANT, which approval shall not be unreasonably withheld, conditioned or delayed.

    TENANT agrees not to permit third parties not involved in an operation on the Leased Premises to advertise on the Leased Premises. All signs put on the Leased Premises by TENANT shall be subject to the prior written approval of LANDLORD which approval will not be unreasonably denied, conditioned or delayed. TENANT shall be permitted to put signage on the buildings and/or on pylon or monument signs within the Leased Premises for parties who are doing business or occupying space within the Leased Premises or parties who have an interest in the TENANT's business by virtue of a license or sponsorship agreement with the TENANT. Audio equipment used on the Leased Premises will not be in violation of any regulations governing the use of audio equipment, LANDLORD shall not place or permit to be placed any signs on the Leased Premises other than as expressly set forth herein.

    4l.  SECTION 41 HAS BEEN INTENTIONALLY OMITTED,

    42. GAMING - TENANT is hereby granted the right itself or by and through a sub-lessee to have up to fifteen (15) slot machines and video poker machines in the clubhouse or any other facility, subject to licensing. In addition to all other rental and charges payable hereunder, if TENANT conducts a gaming enterprise on the Leased Premises in accordance with this PARAGRAPH NUMBERED 42, it shall pay LANDLORD a sum equal to TWENTY-FIVE PERCENT (25%) of the "net win" as defined in any agreement between TENANT and a gaming licensee, concessionaire or slot route operator.

    43.  - SECTION 43 HAS BEEN INTENTIONALLY OMITTED

    44. INFRASTRUCTURE - LANDLORD and TENANT mutually agree to share at no cost to each other the benefits derived from any future development of any accesses or utility improvements, whether on the Leased Premises or on the balance of the LANDLORD's Property. Further, LANDLORD and TENANT agree that any third party who may in the future benefit from any of the improvements mentioned herein will reimburse, on a pro-rata basis, either the LANDLORD or the TENANT, depending on which paid for the improvements to which the third party is deriving benefit.

    45.  - SECTION 45 HAS BEEN INTENTIONALLY OMITTED.

    46. TENANT'S TRADEMARKS/TRADE NAMES - LANDLORD shall not use any trademarks or trade names of TENANT or of any of TENANT's subtenants, licensees or concessionaires without the prior written consent of TENANT; and, where applicable, of any affected subtenant, licensee or concessionaire.

    47. HAZARDOUS MATERIALS - LANDLORD has no knowledge that the Leased Premises contains any hazardous substance. A hazardous substance for purposes of this Lease is defined as any substance whose nature and/or quantity of existence, use, manufacture or affect, render it subject to Federal, State, or local regulation, investigation, remediation, or removal as potentially injurious to public health or welfare, i.e. including, but not limited to, asbestos-containing materials, PCB's or underground tanks.

    Neither TENANT nor its agents, employees, or contractors shall cause or permit hazardous substances to be brought upon, kept, or used in, on, or about the Leased Premises, except as permitted under and in full compliance with all environmental laws. If TENANT obtains knowledge of the actual or suspected release of a hazardous substance, then TENANT shall promptly notify LANDLORD of such actual or suspected release. TENANT shall immediately notify LANDLORD of any inquiry, test, investigation, or enforcement proceeding by or against TENANT involving a release. If TENANT or its agents, employees, or contractors shall cause or permit a release, then TENANT shall promptly notify LANDLORD of such release and immediately begin investigation and remediation of such release, as required by all environmental laws.

    If TENANT breaches any obligation set forth in this paragraph, or if a release is caused or permitted by TENANT or its agents, employees, or contractors, and such release results in contamination of the Leased Premises, then TENANT shall indemnify and defend LANDLORD (and LANDLORD's employees, agents, partners, officers, and directors) against, and protect and hold LANDLORD (and LANDLORD's employees, agents, partners, officers, and directors) harmless from any and all claims, actions, suits, proceedings, judgments, losses, costs, damages, liabilities (including, without limitation, sums paid in settlement of claims), fines, penalties, or expenses (including, without limitation, sums paid in settlement of claims), fines, penalties, or expenses (including, without limitation, reasonable attorney's fees and consultant's fees, investigation and laboratory fees, and court costs and litigation expenses) that arise during or after the term as a result of such breach or contamination.

    This indemnity shall include, without limitation, (i) any damage, liability, fine, penalty, punitive damage, cost, or expense arising from any claim, action, suit, or proceeding for: personal injury (including sickness, disease, or death), tangible property damage, nuisance, pollution, contamination, leak, spill, release, or other effect on the environment, and
(ii) the cost of any investigation, repair, clean-up, treatment, or detoxification of the Leased Premises and the preparation and implementation of any closure, disposal, or other actions in connection with the Leased Premises.

    48. SOLE AND ONLY AGREEMENT - This Lease constitutes the sole and only agreement between LANDLORD and TENANT respecting the Leased Premises, the leasing of the Leased Premises to TENANT, the construction of the improvements described in this Lease on the Leased Premises, or the Lease terms herein specified and correctly sets forth the obligations of LANDLORD and TENANT to each other as of its date, Any subsequent agreements or representations respecting the Leased Premises, their Leasing to TENANT by LANDLORD, or any other matter discussed in this Lease not expressly set forth in this Lease shall be null and void unless they are in writing and executed by both parties.

    49. ACTING IN GOOD FAITH, DISCRETION, AND WITH REASONABLENESS - Whenever either LANDLORD or TENANT must act pursuant to the terms of this Lease, said actions shall be in good faith and any consents or approvals required by one party from the other shall not be unreasonably withheld, conditioned or delayed.

    50. NO MERGER - There shall be no merger of the leasehold estate created by this Lease with the fee estate in the Leased Premises by reason of the fact that the same person may own or hold (i) the leasehold estate created by this Lease or any interest in the leasehold estate and (ii) the fee estate in the Leased Premises or any interest in the fee estate unless and until LANDLORD and TENANT shall execute, acknowledge and record a written instrument effecting the merger.

    5l. TRANSFER OF LANDLORD'S INTEREST - LANDLORD shall have the right at any time to sell, transfer, assign, pledge, or otherwise dispose of LANDLORD's interest in the Leased Premises and in this Lease to any person, firm, or corporation. In the event of such sale, transfer, assignment, or other disposition, all obligations of LANDLORD hereunder shall devolve upon the transferee and LANDLORD shall be released from all obligation and liability thereafter accruing hereunder.

    52. EFFECT OF EXERCISE OF PRIVILEGE BY LANDLORD - The exercise of any right, or option or privilege hereunder by LANDLORD shall not exclude LANDLORD from exercising any and all other rights, privileges, and options hereunder, and LANDLORD's failure to exercise any said right, option, or privilege, shall not relieve TENANT from TENANT's obligations to perform each and every covenant and condition on TENANT's part to be performed hereunder, nor from damage or other remedy for failure to perform or meet the obligation of this Lease.

    53.  INSOLVENCY:

        (a) For any attachment, garnishment, or execution of this Lease or the interest of the TENANT hereunder in any action brought by or against the TENANT, the TENANT shall have fifteen (15) days in which to provide the LANDLORD written notification of such. Following TENANT's written notification to LANDLORD, the TENANT shall have sixty (60) days in which to cure. if such attachment, garnishment, or execution of this Lease brought by or against TENANT cannot be cured within such sixty (60) day period, TENANT shall not be in default hereunder; provided, TENANT has begun to cure within such sixty (60) days and continues to diligently pursue a cure. Failure by TENANT to either (a) notify LANDLORD as required above, or (b) cure (or commence cure activity) within sixty (60) days following Notification shall constitute a breach of this Lease by TENANT and a default hereunder.

        (b) To the full extent permissible under the Bankruptcy Reform Act of 1978, specifically Section 365 thereof (U.S.C. 365) or any successor thereto, if TENANT shall file a voluntary petition in bankruptcy or take the benefit of any insolvency act or be dissolved or adjudicated a bankrupt, or if a receiver shall be appointed for its business or its assets and the appointment of such receiver is not vacated within sixty (60) days after such appointment, or if it shall make an assignment for the benefit of its creditors, then and forthwith thereafter the LANDLORD shall have all of the rights provided in Paragraph 19 of this Lease in the event of TENANT's default hereunder.

    54. EXECUTION OF DOCUMENTS - LANDLORD and TENANT shall each cooperate with the other and execute such documents as the other party may reasonably require or request so as to enable it to conduct its operations, so long as the requested conduct or execution of documents does not have the effect of derogating or altering the powers, rights, duties and responsibilities of the respective parties.

    55. INABILITY TO PERFORM/FORCE MAJEURE - The obligations of either party hereunder shall not be affected or impaired nor shall either party be in default of its obligations hereunder because such party is unable to fulfill said obligations or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, governmental laws, ordinances, rules or regulations or any other cause beyond the reasonable control of such party.

    56. GOVERNING LAW - This Lease, and all matters relating to this Lease, shall be construed under the laws of the State of Nevada.

    57. LANDLORD'S WARRANTIES AND REPRESENTATIONS - LANDLORD hereby warrants and represents as follows:

        (a) TITLE - LANDLORD has good and indefeasible fee simple title to the Leased Premises and shall be fully capable of delivering to TENANT in accordance with the terms and provisions of this Lease undisturbed possession and quiet enjoyment of the Leased Premises,

        (b) AUTHORITY OF LANDLORD - This Lease is valid and binding upon LANDLORD and enforceable against it in accordance with its terms, Without limiting the generality of the foregoing, (i) the execution and delivery of this Lease by the person executing this Lease on behalf of LANDLORD and the consummation by LANDLORD of the transactions contemplated hereby have been specifically authorized by all requisite corporate action and (ii) the transactions contemplated hereby are within LANDLORD's purposes and powers as set forth in the applicable organizational documents forming and governing LANDLORD.

        (c) CONDEMNATION - To LANDLORD's knowledge, there is no pending or threatened condemnation or similar proceeding affecting the Leased Premises or any portion thereof nor does LANDLORD have any knowledge that any such action is presently contemplated.

        (d) PENDING LITIGATION - There are no legal actions, suits or other legal or administrative proceedings pending or threatened against LANDLORD that would have a material adverse effect upon the Leased Premises, LANDLORD's interest therein, TENANT's contemplated use thereof or which would prohibit LANDLORD from completing this transaction.

        (e) PARTIES IN POSSESSION/CONTRACTS - No person or entity is in possession of any portion of the Leased Premises as lessee, tenant at will or at sufferance, or otherwise, and no person or entity has any right or option to lease, purchase, occupy, use or possess any portion of the Leased Premises. There are no maintenance, operations, management or miscellaneous contracts affecting any portion of the Leased Premises.

        (f) NO VIOLATIONS - LANDLORD has no present knowledge of any violation of any ordinance, regulation, law or statute of any governmental or quasi-governmental authority pertaining to the Leased Premises or any portion thereof. The execution by LANDLORD of this Lease and the consummation by LANDLORD of the transaction contemplated hereby does not and during the Term of this Lease will not result in a breach of any term or provision of or constitute a default or a condition which with notice or lapse of time or both would ripen into a default under any indenture, agreement, instrument or obligation to which LANDLORD is a party or to which LANDLORD or the Leased Premises or any portion thereof is subject.

        (g) DEBTS AND LIENS - LANDLORD has not incurred and to LANDLORD's knowledge there are no unpaid charges, debts, liabilities, claims or obligations as a result of the construction, occupancy, ownership, use or operation of the Leased Premises which could give rise to any mechanic's, materialments or other statutory lien against the Leased Premises or any portion thereof,

        (h)  HAZARDOUS MATERIALS AND HAZARDOUS MATERIALS CONTAMINATION
DEFINITIONS:

        A. For the purposes of this Lease, the parties agree that, unless the content otherwise specifies or requires, the following terms shall have the meaning herein specified:

            (i) "Hazardous Materials" shall mean (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U. S,C,
Section 6901 et secr,) ("CERCLAII) as amended from time to time, and regulations promulgated thereunder; (c) asbestos; (d) polychlorinated bi-phenyls; (e) underground storage tanks, whether empty, filled or partially filled with any substance, (f) any substance the presence of which on the Leased Premises is prohibited by any Governmental Requirements; and (g) any other substance which by any Governmental Requirements requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment, or disposal.

            (ii) "Hazardous Materials Contamination" shall mean the contamination (whether presently existing or hereafter occurring) of the Improvements, facilities, soil, ground water, air or other elements on or of the Leased Premises by Hazardous Materials, or the contamination of the buildings, facilities, soil, ground water, air or other elements on or of any other property as a result of Hazardous Materials at any time (whether before or after the date of this Lease) emanating from the Leased Premises.

            (iii) "Governmental Authority" shall mean the United States, the State of Nevada, the county in which the Leased Premises is situated (or each such county if the Leased Premises is situated in more than one county), the city in which the Leased Premises is situated (or each such city if the Leased Premises is situated in more than one city), and any political subdivision of any of the foregoing, and any agency, department, commission, board, bureau, court or instrumentality of any of them which now or hereafter has jurisdiction over the LANDLORD or the construction, development, management and operation of the Leased Premises.

            (iv) "Governmental Requirement" shall mean any law, ordinance, order, rule, regulation or directive of a Governmental Authority.

        B.  LANDLORD hereby expressly warrants and represents:

            (i) To the best of LANDLORD's knowledge, no Hazardous Materials are now located on the Leased Premises, and neither LANDLORD nor any other person has ever caused or permitted any Hazardous Materials to be placed, held, located or disposed of on, under or at the Leased Premises or any part thereof;

           (ii) To the best of LANDLORD's knowledge, no part of the Leased Premises is being used for the disposal, storage, treatment, processing or other handling of Hazardous Materials, nor is any part of the Leased Premises affected by any Hazardous Materials Contamination;

           (iii) To the best of LANDLORD's knowledge, no part of the Leased Premises has been used in the past for the disposal, storage, treatment, processing or other handling of Hazardous Materials;

            (iv) To the best of LANDLORD's knowledge, no property adjoining the Leased Premises is being used, or has been used at any previous time for the disposal, storage, treatment, processing or other handling of Hazardous Materials nor is any other property adjoining the Leased Premises affected by Hazardous Materials Contamination:

            (v) To the best of LANDLORD's knowledge, no investigation, administrative order, consent order and agreement, litigation or settlement with respect to Hazardous Materials or Hazardous Materials Contamination is proposed, threatened, anticipated or in existence with respect to the Leased Premises, To the best of LANDLORD's knowledge, the Leased Premises is not currently on, and to LANDLORD's knowledge has never been on, any federal or state "Superfund" or "Superlien" list.

        (i) NO CONFLICTS - The execution and delivery of this Lease, and the performance by the LANDLORD of its obligations hereunder, do not and will not
(a) conflict with or result in a breach of any term, condition or provision of, or constitute a default under (i) the articles of incorporation or bylaws of the LANDLORD, (ii) any bond, debenture, note or other evidence of indebtedness or (iii) any contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the LANDLORD is a party or by which the LANDLORD or any of its properties are bound, or (b) result in any violation of any Governmental Requirements.

        (j) NO CONSENTS NECESSARY - No consent or approval of any third party, including, without limitation, any Governmental Authority, is required in connection with the execution, delivery or performance by the LANDLORD of this Lease and the consummation of the transactions contemplated herein.

        LANDLORD shall indemnify and hold TENANT harmless of, from and against any and all claims, demands, liabilities, liens, costs, expenses, penalties, damages and losses, including without limitation reasonable attorneys' fees and costs suffered by TENANT as a result of any breach of warranty or representation made by LANDLORD in this PARAGRAPH NUMBERED 57. Each warranty and each representation shall survive the termination of the Lease.

    58.  NON-DISTURBANCE, ATTORNMENT AND SUBORDINATION AGREEMENT

    A. LANDLORD agrees that, no later than TWENTY (20) days after the date of full execution of the Lease, it will provide TENANT with commercially reasonable non-disturbance, subordination and attornment agreements "non-disturbance agreement") in favor of TENANT from any ground lessors, mortgage holders or lien holders (each,, a "Superior Mortgagee") then in existence, if any, substantially in a form mutually acceptable to LANDLORD and TENANT. Said non-disturbance agreements shall be in recordable form and may be recorded at TENANT's election and expense, In the event LANDLORD fails to provide such commercially reasonable non-disturbance agreements within the time frame set forth above, TENANT shall have the right, exercisable at any time thereafter, to give TEN (10) business days' written notice to LANDLORD terminating the Lease. In the event LANDLORD does not provide TENANT with the applicable non-disturbance agreements within such TEN (10) business day period, the Lease shall terminate and LANDLORD shall reimburse TENANT for all of TENANT's out-of-pocket costs incurred in connection with the design and construction of the TENANT improvements and TENANT's legal fees incurred in connection with the review and negotiation of the Lease and this provision shall survive the termination of the Lease and LANDLORD shall forthwith pay TENANT the sums represented by the Promissory Notes herein referred to, LANDLORD agrees to provide TENANT with commercially reasonable and mutually acceptable non-disturbance agreements, in favor of TENANT from any Superior Mortgagee(s) of LANDLORD who later come(s) into existence at any time prior to the expiration of the Term of the Lease, as it may be extended, in consideration of, and as a condition precedent to, TENANT's agreement to be bound by Lease PARAGRAPH NUMBERED 58B below. Said non-disturbance agreements shall be in recordable form and may be recorded at TENANT's election and expense.

    B. OBLIGATIONS OF TENANT - Subject to PARAGRAPH NUMBERED 58A above, the Lease and the rights granted to TENANT by the Lease shall be subject and subordinate to (a) all ground or underlying leases affecting all or any part of the Leased Premises subsequently existing and all amendments, renewals, modifications, supplements and extensions of the leases, and (b) all deeds of trust or mortgages subsequently affecting or encumbering all or any part of the Leased Premises; provided, however, that if LANDLORD elects at any time to have TENANT's interest in the Lease be or become superior, senior or prior to any such instrument, then upon receipt by TENANT of written notice of such election, TENANT shall immediately execute all necessary and reasonable subordination instruments or other documents confirming the subordination of such mortgage, deed of trust, ground or underlying lease to the Lease.

    C. ATTORNMENT BY TENANT - Subject to PARAGRAPH NUMBERED 58A above, in the event of the cancellation or termination of any or all ground or underlying leases affecting all or any part of the Leased Premises in accordance with its terms or by the surrender thereof, whether voluntary, involuntary or by operation of law, or by summary proceedings, or in the event of any foreclosure of any or all mortgages or deeds of trust encumbering the Leased Premises by trustees sale, voluntary agreement, deed in lieu of foreclosure, or by the commencement of any judicial action seeking foreclosure, TENANT, at the request of the then landlord under the Lease, shall attorn to and recognize (a) the ground or underlying lessor, under the ground or underlying lease being terminated or canceled, and (b) the beneficiary or purchaser at the foreclosure sale, as TENANT's landlord under this Lease, and TENANT agrees to execute and deliver at any time upon request of such ground or underlying lessor, beneficiary, purchaser, or their successors, any instrument to further evidence such attornment. TENANT hereby waives its right, if any, to elect to terminate the Lease or to surrender possession of the Leased Premises in the event of any such ground or underlying lease cancellation or termination or mortgage or deed of trust foreclosure.

    D. NON-DISTURBANCE - Notwithstanding any of the provisions of this PARAGRAPH NUMBERED 58 to the contrary, TENANT shall be allowed to occupy the Leased Premises, subject to the conditions of this Lease, and this Lease shall remain in effect, until an Event of Default occurs (and all applicable notice and cure periods have expired), or until TENANT's rights are modified because of an Eminent Domain proceeding pursuant to PARAGRAPH NUMBERED 37 hereof.

    59. ARBITRATION - The parties agree to submit to arbitration any dispute related to this Lease and agree that the arbitration process shall be the exclusive means for resolving disputes which the parties cannot resolve. Any arbitration hereunder shall be conducted under the Dispute Resolution Rules of the American Arbitration Association ("AAA") as modified herein. Arbitration proceedings shall take place in Las Vegas, Nevada, before a single arbitrator who shall be a lawyer. All arbitration proceedings shall be confidential. Neither party shall disclose any information about the evidence produced by the other party in the arbitration proceedings, except in the course of judicial, regulatory, or arbitration proceeding, or as may be demanded by government authority. Before making any disclosure permitted by the preceding sentence, a party shall give the other party reasonable advance written notice of the intended disclosure and an opportunity to prevent disclosure. In connection with any arbitration provisions hereunder, each party shall have the right to take the deposition of two (2) individuals and any expert witness retained by the other party. Additional discovery may be had only where the arbitrator so orders, upon a showing of substantial need. Only evidence that is directly relevant to the issues may be obtained in discovery. Each party bears the burden of persuasion of any claim or counterclaim raised by that party. The arbitration provisions of this Lease shall not prevent any party from obtaining injunctive relief from a court of competent jurisdiction to enforce the obligations for which such party may obtain provisional relief pending a decision on the merits by the arbitrator. Each of the parties hereby consents to the jurisdiction of Nevada courts for such purpose. The arbitrator shall have authority to award any remedy or relief that a court of the State of Nevada could grant in conformity to applicable law, except that the arbitrator shall have no authority to award attorneys' fees or punitive damages. Any arbitration award shall be accompanied by a written statement containing a summary of the issues in controversy, a description of the award, and an explanation of the reasons for the award. The arbitrators award shall be final and judgment may be entered upon such award by any court.

    60. LANDLORD BANKRUPTCY PROCEEDING - In the event that the obligations of LANDLORD under this Lease are not performed during the pendency of a bankruptcy or insolvency proceeding involving the LANDLORD as the debtor, or following the rejection of this Lease in accordance with Section 365 of the United States Bankruptcy Code, then notwithstanding any provision of this Lease to the contrary, TENANT shall have the right to set off against rents next due and owing under this Lease (a) any and all damages caused by such non-performance of LANDLORD's obligations under this Lease by LANDLORD, debtor-in-possession, or the bankruptcy trustee, and (b) any and all damages caused by the non-performance of LANDLORDIS obligations under this Lease following any rejection of this Lease in accordance with Section 355 of the United States Bankruptcy Code.

    61. MEMORANDUM OF LEASE - Upon execution of this Lease, LANDLORD and TENANT shall execute a Memorandum of Lease in recordable form, which LANDLORD shall deliver to TENANT for recording at TENANT's option. Said Memorandum shall be amended as to legal descriptions and commencement and termination dates when such information is available.

    62.  LEASEHOLD MORTGAGEE RIGHTS

    A.   DEFINITIONS:

         (1) The term "Leasehold Mortgagee" shall mean the holder of the beneficial interest of a Leasehold Deed of Trust, who has given written notice to LANDLORD of its name and address for notices.

         (2) The term "Leasehold Deed of Trust" shall mean any encumbrance of the Lease, by a deed of trust, mortgage or other security instrument, including, without limitation, assignments of rents, issues and profits from the Leased Premises, to secure repayment of loans made to, or obligations of TENANT thereunder.

    B. TERMINATION AND MODIFICATION - LANDLORD agrees that, so long as any Leasehold Mortgagee, its successor or assign holds a Leasehold Deed of Trust, no termination of the Lease by TENANT and no subordination, cancellation, surrender or modification of the Lease shall be effective without the prior written consent of such Leasehold Mortgagee.

    C. ENCUMBRANCE AND ASSIGNMENT OF LEASE - LANDLORD"S prior written consent shall not be required to any of the following, provided notice is given to LANDLORD and LANDLORD is provided copies of all documentation relating thereto:

          (1) TENANT's encumbering the Lease by any Leasehold Deed of Trust, the possession of the Leased Premises by a Leasehold Mortgagee or by a receiver under a Leasehold Deed of Trust, and a sale or assignment of the Lease by foreclosure under a Leasehold Deed of Trust, or by a deed or assignment in lieu of foreclosure; or

         (2) Further assignments or subleases of the Lease by a Leasehold Mortgagee and, to the extent not in conflict with the Lease, the exercise of any other rights, powers or remedies any Leasehold Mortgagee may have under a Leasehold Deed of Trust; or

         (3) Assignment of all or any part of any interest in the Lease acquired by a purchaser at a foreclosure sale under a Leasehold Deed of Trust or by a deed or assignment in lieu of foreclosure to any person or entity, including, without limitation, a Leasehold Mortgagee. LANDLORD consents to any of the above-described assignments without restriction. Nothing in the Lease shall impose on a Leasehold Mortgagee the obligations of TENANT under the Lease solely because such Leasehold Mortgagee accepts a Leasehold Deed of Trust.

    D. NOTICE OF DEFAULTS - LANDLORD agrees to give Leasehold Mortgagee immediate notice of all defaults by TENANT under the Lease, and to simultaneously give to Leasehold Mortgagee a written copy of all notices and demands that LANDLORD gives to TENANT. No notice or demand under the Lease shall be effective until after notice is received by Leasehold Mortgagee. Any notices of default given by LANDLORD under the Lease shall describe the default(s) with reasonable detail. Leasehold Mortgagee shall have the right to cure any breach or default within the time periods given below.

    E.  LEASEHOLD MORTGAGEE'S CURE RIGHTS

        (1) After receipt by TENANT of a notice of default under the Lease and the expiration of any applicable period of cure given to TENANT under the Lease, LANDLORD shall deliver an additional notice ("Mortgagee's Notice") to Leasehold Mortgagee (which Leasehold Mortgagee shall be non-related and non-affiliated as to TENANT) specifying the default and stating that TENANT'S period of cure has expired. Leasehold Mortgagee shall thereupon have the additional periods of time to cure any uncured default, as set forth below, without payment of default charges, fees, late charges or interest that might otherwise be payable by TENANT. LANDLORD shall not terminate the Lease or exercise its other remedies under the Lease if:

            (i) Within THIRTY (30) days after Leasehold Mortgagee's receipt of the Mortgagee's Notice, Leasehold Mortgagee (A) cures the default, or (B) if the default reasonably requires more than THIRTY (30) days to cure, commences to cure said default and diligently prosecutes the same to completion; or,

            (ii) Where the default cannot be cured by payment or expenditure of money or without possession of the Leased Premises or otherwise, Leasehold Mortgagee initiates foreclosure or other appropriate proceedings within SIXTY
(60) days after receipt of the Mortgagee's Notice, cures all other defaults reasonably capable of cure, complies with all other covenants and conditions of the Lease reasonably capable of compliance, and continues to pay all rents, real property taxes and assessments, and insurance premiums to be paid by TENANT under the Lease, Leasehold Mortgagee shall then have SIXTY (60) days, following the later to occur of (A) the date of execution and delivery of a New Lease of the Leased Premises pursuant to PARAGRAPH NUMBERED E(4) below, or
(B) the date on which Leasehold Mortgagee or its nominee is able to occupy the Leased Premises following eviction of or vacating by TENANT under the Lease, to cure such default; provided, however, that if any such default, by its nature, is such that it cannot practicably be cured within SIXTY (60) days, then Leasehold Mortgagee shall have such time as shall be reasonably necessary to cure the default provided that Leasehold Mortgagee commences such cure within such SIXTY (60) day period and thereafter diligently prosecutes the cure to completion.

        (2) LANDLORD agrees to accept performance by Leasehold Mortgagee of all cures, conditions and covenants as though performed by TENANT, and agrees to permit Leasehold Mortgagee access to the Leased Premises to take all such actions as may be necessary or useful to perform any condition or covenants of the Lease or to cure any default of TENANT.

        (3) If Leasehold Mortgagee elects any of the above-mentioned options, then upon Leasehold Mortgagee's acquisition of the Lease by foreclosure, whether by power of sale or otherwise or by deed or assignment in lieu of foreclosure, or if a receiver be appointed, the Lease shall continue in full force and effect, provided that, if Leasehold Mortgagee elects the option provided in Subsection E(l)(ii) above, then upon Leasehold Mortgagee's acquisition of the Lease, Leasehold Mortgagee shall cure all prior defaults of TENANT under the Lease that are reasonably capable of being cured by Leasehold Mortgagee within the time set forth in Subsection E(l)(ii) above, and LANDLORD shall treat Leasehold Mortgagee as TENANT under the Lease. If Leasehold Mortgagee cures all defaults by TENANT and does not acquire the Lease, or if Leasehold Mortgagee commences an action as set forth in Subsection E(l)(ii), and thereafter TENANT cures such defaults (which cure LANDLORD shall be obligated to accept) and Leasehold Mortgagee then terminates all proceedings under the option in Subsection E(l)(ii) above, then the Lease shall remain in full force and effect between LANDLORD and TENANT.

        (4) In the event the Lease is terminated for any reason prior to the end of the Lease term (unless the Lease is terminated due to Leasehold Mortgagee's failure to exercise its rights under this Section 62, LANDLORD shall enter into a new lease ("New Lease") with Leasehold Mortgagee or Leasehold Mortgagee's nominee covering the Leased Premises, provided that Leasehold Mortgagee (i) requests such New Lease by written notice to LANDLORD within SIXTY (60) days after written notice by LANDLORD of termination of the Lease, and (ii) cures all prior defaults of TENANT that are reasonably capable of being cured by Leasehold Mortgagee. The New Lease shall be for the remainder of the Lease term, effective at the date of such termination, and shall only include all the rents and all the covenants, agreements, conditions, provisions, restrictions and limitations contained in the Lease. In connection with a New Lease, LANDLORD shall assign to Leasehold Mortgagee or its nominee all of LANDLORD's interest in all existing subleases of all or any part of the Leased Premises and all attornments given by the sub-lessee's. LANDLORD shall not terminate or agree to terminate any sublease or enter into any new lease or sublease for all or any portion of the Leased Premises without Leasehold Mortgagee's prior written consent, unless Leasehold Mortgagee fails to deliver its request for a New Lease under this PARAGRAPH
62. In connection with any such New Lease, LANDLORD shall, by grant deed, convey to Leasehold Mortgagee, or its nominee, title to the improvements, if any, which become vested in LANDLORD as a result of termination of the Lease. LANDLORD shall allow to the TENANT under the New Lease a credit against rent equal to the net income, if any, derived by LANDLORD from the Leased Premises during the period from the date of termination of the Lease until the date of execution of the New Lease under this PARAGRAPH 62.

        (5) Leasehold Mortgagee or any other purchaser at a foreclosure sale of the Leasehold Deed of Trust (or Leasehold Mortgagee or its nominee if one of them enters into a New Lease with LANDLORD) shall succeed to all the interest of TENANT in any security or other deposits or other impound payments paid by TENANT to LANDLORD.

    F. PERMITTED DELAYS - So long as Leasehold Mortgagee is prevented by any process or injunction issued by any court or by any statutory stay, or by reason of any action by any court having jurisdiction of any bankruptcy or insolvency proceeding involving TENANT, from commencing or prosecuting foreclosure or other appropriate proceedings in the nature thereof, Leasehold Mortgagee shall not be deemed for that reason to have failed to commence such proceedings or to have failed to diligently prosecute such proceedings, provided that Leasehold Mortgagee uses reasonable efforts to contest and appeal the issuance or continuance of any such process, stay or injunction.

    G. DEFAULTS DEEMED CURED - On transfer of the Lease at any foreclosure sale under the Leasehold Deed of Trust or by deed or assignment in lieu of foreclosure, or upon creation of a New Lease, any or all of the following defaults relating to the prior owner of the Lease shall be deemed cured:

            (1)  Attachment, execution or other judicial levy upon the Lease;

            (2) Assignment of the Lease for the direct or indirect benefit of creditors of the prior TENANT;

            (3) Judicial appointment of a receiver or similar officer to take possession of the Lease;

            (4) Filing any petition by, for or against TENANT under any chapter of the federal Bankruptcy Act or any federal or state debtor relief statute, as amended;

            (5) Any other default personal to TENANT and/or not otherwise reasonably curable by Leasehold Mortgagee.

    H. MERGER - So long as a Leasehold Mortgagee holds a Leasehold Deed of Trust, the fee title to the Leased Premises and the leasehold estate created by the Lease shall not merge unless all Leasehold Mortgagees expressly consent to the merger in writing. This provision shall apply even if TENANT or LANDLORD or any third party acquires both the fee title and the Lease.

    I. CONDEMNATION - Any condemnation award to which TENANT is entitled shall be paid directly to Leasehold Mortgagee. Leasehold Mortgagee shall have the right to participate in all condemnation award proceedings held by the condemning authority and the allocation of such award.

    J. INSURANCE - Any insurance proceeds payable from any policy of insurance (other than liability insurance) required by the Lease shall be paid to Leasehold Mortgagee. Leasehold Mortgagee shall have the right to participate in all adjustments, settlements, negotiation or actions with the insurance company regarding the amount and allocation of any such insurance proceeds. Any insurance policies permitted or required by the Lease shall name Leasehold Mortgagee as an additional insured or loss payee, as appropriate.

    K. RESTORATION - Leasehold Mortgagee, if it exercises any of its remedies under this PARAGRAPH 62 above, shall have no obligation to restore or repair damage to the improvements that cost in excess of available insurance proceeds.

    L. LIMITATION ON LIABILITY - Leasehold Mortgagee shall not be liable to perform TENANT's obligations under the Lease, unless and until Leasehold Mortgagee acquires the Lease, by foreclosure under power of sale or otherwise, by deed or assignment in lieu of foreclosure, or under the New Lease provisions hereof. The liability of any Leasehold Mortgagee who acquires the Lease shall be limited to Leasehold Mortgagee's interest in the Lease. Leasehold Mortgagee shall not be liable for any such obligations under the Lease following the assignment of its interest under the Lease to any other transferee or any purchaser at foreclosure, whether conducted by power of sale or otherwise. An interest in a Leasehold Deed of Trust securing any unpaid part of the purchase price for the Lease shall not be considered retention of an interest in the Lease for purposes of this subsection.

    M. PRIORITY - The Lease, and any extensions, renewals or replacements thereof, and a permitted sublease entered into by TENANT as sub-lessor, and any Leasehold Deed of Trust or other encumbrance recorded by Leasehold Mortgagee shall be superior to any mortgages, deeds of trust or similar encumbrances placed by LANDLORD on the Leased Premises and to any lien right, if any, of LANDLORD on the buildings, and any furniture, fixtures, equipment or other personal property of TENANT upon the Leased Premises.

    N.   ESTOPPEL CERTIFICATE -

         (a) Within 20 calendar days of written request by Leasehold Mortgagee, LANDLORD shall execute and deliver to Leasehold Mortgagee or to any proposed purchaser of TENANT's estate, a statement certifying as follows:

                (1)  The existence of the Lease and amendments to it;

                (2) The last date LANDLORD received rent under the Lease, the date such rent was due and the amount thereof;

                (3) Whether there are any Events of Default under the Lease (or whether there is or has been any event, act or omission which would constitute an event of default with notice or lapse of time or both) to the best knowledge of LANDLORD as of the date of the certificate;

                (4) TENANT's satisfaction of all conditions precedent under the Lease for commencement of construction of the improvements, or setting forth the conditions that remain unsatisfied;

                (5) Acknowledging receipt of Leasehold Mortgagee's or purchaser's name and address for notice;

                (6) That LANDLORD understands the recipient will rely on the certificate.

        (b) Within 20 calendar days of written request by LANDLORD or LANDLORD's Fee Mortgagee, TENANT shall execute and deliver to both such parties or to any proposed purchaser of LANDLORD's estate, a statement certifying as follows:

                (1)  The existence of the Lease and amendments to it;

                (2) The last date LANDLORD received rent under the Lease, the date such rent was due and the amount thereof;

                (3) Whether there are any Events of LANDLORD Default under the Lease (or whether there is or has been any event, act or omission which would constitute such an event of default with notice or lapse of time or both) to the best knowledge of TENANT as of the date of the certificate;

                (4) LANDLORD's satisfaction of all conditions precedent under the Lease for commencement of construction of the improvements, or setting forth the conditions that remain unsatisfied;

                (5) Acknowledging receipt of Leasehold Mortgagee's or purchaser's name and address for notice;

                (6) That TENANT understands the recipient will rely on the certificate.

    0. NOTICE - Notices and other communications required by the Lease to be given to Leasehold Mortgagee shall be delivered in accordance with PARAGRAPH NUMBERED 34 of the Lease, at the address provided by Leasehold Mortgagee.
This address may be changed by a notice given in the same manner. No notices given to TENANT by LANDLORD pursuant to the Lease shall be deemed effective unless and until Leasehold Mortgagee receives a copy thereof.

    P. SUCCESSORS - The right and benefits of Leasehold Mortgagee under this Amendment shall benefit and may be exercised by the holder of any Leasehold Deed of Trust given now or in the future as an encumbrance on the Lease.

    Q. OPTIONS -LANDLORD and TENANT agree that Leasehold Mortgagee may exercise any OPTION to extend the term of the Lease which is granted to TENANT under or in connection with the Lease. LANDLORD agrees to accept notice(s) of exercise of such option(s) signed by Leasehold Mortgagee with the same effect as though the notice were signed and delivered by TENANT, which notice may be delivered by Leasehold Mortgagee within FIVE (5) days after the termination of the period of time in which TENANT must exercise such option. In the event TENANT fails to complete such extension, LANDLORD shall notify Leasehold Mortgagee of such failure, and Leasehold Mortgagee shall thereupon have the option to complete such extension within an additional period of time equal to the time period originally available to TENANT, commencing from the date such notice is received by Leasehold Mortgagee.

    R. CLAIMS - LANDLORD and TENANT shall deliver to Leasehold Mortgagee notice of any litigation or arbitration proceedings between the parties or involving the Leased Premises or the Lease. Leasehold Mortgagee shall have the right, at its option, to intervene and become a party to any such proceedings. If Leasehold Mortgagee elects not to intervene or become a party, LANDLORD shall deliver to Leasehold Mortgagee prompt notice of and a copy of any award, decision or settlement agreement made in connection with any such proceeding.

    S. FURTHER AMENDMENTS - LANDLORD and TENANT shall cooperate in including in the Lease by suitable amendment from time to time any provision which may be reasonably requested by any proposed Leasehold Mortgagee for the purpose of implementing the mortgagee protection provisions contained in this PARAGRAPH NUMBERED 62 and allowing that Leasehold Mortgagee reasonable means to protect or preserve the lien of its Leasehold Deed of Trust upon the occurrence of a default under the terms of the Lease. LANDLORD and TENANT each agree to execute and deliver (and to acknowledge for recording purposes, if necessary) any agreement required to effect any such amendment; provided that any such amendment shall not in any way affect the term or rent under the Lease or otherwise in any material respect adversely affect any rights of LANDLORD under the Lease.

    IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

LANDLORD:   URBAN LAND OF NEVADA, a Nevada corporation

            By: /s/ Gregory T. H. Lee
               Gregory T. H. Lee, Vice President

TENANT:     ALL-AMERICAN GOLF CENTER, LLC., a California corporation

            By: /s/ Ronald S. Boreta
               Ronald S. Boreta, Managing Partner

GUARANTY

The undersigned hereby unconditionally guarantees payment and performance of the terms, covenants and conditions contained in the above INDENTURE OF LEASE to be kept, performed and paid by SAINT ANDREWS GOLF CORPORATION in favor of LANDLORD, URBAN LAND OF NEVADA, a Nevada corporation.

     DATED: This 9th day of June, 1997.

            SAINT ANDREWS GOLF CORPORATION, a Nevada corporation

            By: /s/ Ronald S. Boreta
               Ronald S. Boreta, President

                             EXHIBIT "A"
                        SECURED PROMISSORY NOTE

$______________                             _______________, ____
                                            San Diego, California

    FOR VALUE RECEIVED, __________________, ("Maker"), promises to pay to __________________ ("Holder"), or order, at Holder's place of business in
__________________, the principal amount of _____________________ Dollars
($______________), with interest on such amount until paid, at the rate set forth below and payable as follows:

    INTEREST RATE. The amount of outstanding principal shall bear interest at a rate of ten percent (10%) per annum. Interest shall accrue on the principal balance from and after the date hereof and shall be calculated on the basis of a 365-day year.

    MAXIMUM INTEREST. Notwithstanding the foregoing, in no event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance or detention of money to be loaned hereunder or otherwise, for the performance or payment of any covenant or obligation contained herein, exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever fulfillment of any provision hereof exceeds the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Holder shall ever receive as interest under this Note or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal, such excess shall be refunded to Maker.

    TERM. The term of this Note shall be for a period beginning on the date hereof and ending on a date twelve (12) months from the date hereof (the "Maturity Date"). All unpaid principal, together with any and all accrued and unpaid interest, shall be due on the Maturity Date.

    PAYMENT. Principal and interest shall be paid in twelve (12) equal monthly installments. The first installment is due on the day which is one month from the date hereof and each subsequent monthly installment shall be due on the same day of each succeeding month and continuing until the Maturity Date. All outstanding principal and interest shall be due and payable on the Maturity Date. Any payment hereunder shall be applied first to the payment of costs and charges of collection, if any, then to accrued interest, and the balance, if any, shall be then applied to reduction of principal. Principal and interest are payable in lawful money of the United States of America.

    PREPAYMENT. Maker may prepay this Note in full or in part at any time without prepayment charge.

    SECURITY AGREEMENT. This Note is secured pursuant to a _______________ dated _________________________ by and between Holder and Maker which grants a security interest in Maker's membership interest in All-American Golf LLC, a California limited liability company (the "Security Agreement").

    DEFAULT/ACCELERATION. If any one or more of the following events shall occur (hereinafter called an "Event of Default"), namely: (i) Maker shall fail to make timely payment of any installment hereunder and such failure is not cured within ten (10) days of written notice by Holder to Maker; or (ii) default shall occur under the Security Agreement; THEN, upon the occurrence of any such Event of Default, or upon the expiration of the term of this Note, Holder at its election, and without presentment demand, notice of any kind all of which are expressly waived by Maker, may declare the entire outstanding balance of principal and interest thereon immediately due and payable, together with all costs of collection, including attorneys' fees, and may exercise upon or enforce its rights to its collateral, as may be set forth in the Security Agreement in addition to all of its other rights and remedies, all of which are cumulative.

    NO WAIVER BY HOLDER. The acceptance by Holder of any payment under this Note after the date such payment is due, or the failure to declare an Event of Default as herein provided, shall not constitute a waiver of any of the terms of this Note or the right to require the prompt payment when due of future or succeeding payments or to declare an Event of Default for any failure to so pay or for any other default. The acceptance by Holder of a payment of a portion of any installment at any time that such installment is due in full shall not cure or excuse the default caused by the failure to pay such installment in full and shall not constitute a waiver of the right to require full payment when due of all future or succeeding installments.

    ATTORNEYS' FEES AND COSTS. In the event Holder takes any action to enforce any provision of this Note, either through legal proceedings or otherwise, Maker promises to immediately reimburse Holder for reasonable attorneys' fees and all other costs and expenses so incurred as awarded by a court of law. Maker shall also reimburse Holder for all attorneys' fees and costs reasonably incurred in the representation of Holder in any bankruptcy, insolvency, reorganization or other debtor-relief proceeding of or relating to Maker, or for any action to enforce any judgment rendered hereon or relating to enforcement hereof.

    LATE PAYMENT. Maker agrees that if for any reason it fails to make any of the monthly payments required herein, including the amount due at the Maturity Date, within five (5) days after the due date, Holder shall be entitled to damages for the detriment caused thereby, the extent of which damages are extremely difficult and impractical to ascertain. Maker therefore agrees that a sum equal to five percent (5%) of such delinquent payment is a reasonable estimate of such damages and Maker agrees to pay such sum upon demand by Holder. Acceptance of such late charge by the Holder shall in no event constitute a waiver of Maker's default with respect to such overdue amount nor prevent the Holder from exercising any of the other rights and remedies granted hereunder.

    WAIVERS. The Maker, endorsers, guarantors and sureties of this Note hereby waive diligence, demand, presentment, notice of nonpayment, protest and notice of protest, and expressly agree that this Note and any payment hereunder, may be renewed, modified or extended from time to time and at any time and consent to the acceptance or release of the security for this Note or a release of any party or guarantor, all without in any way effecting their liability and waive the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any guaranty thereof, or to any agreement to pay the same to the full extent permissible by law.

    MISCELLANEOUS. The terms of this Note shall inure to the benefit of and bind the parties hereto and their successors and assigns. Maker represents and warrants to Holder that the obligations hereunder arise out of or in connection with business purposes and do not relate to any personal, family or household purpose. As used herein the term "Maker" shall include the undersigned Maker and any other person or entity who may subsequently become eligible for the payment hereof. The term "Holder" shall include the named Holder as well as any other person or entity to whom this Note or any interest in this Note is conveyed, transferred or assigned. Each person signing this Note on behalf of Maker represents and warrants that he has full authority to do so and that this Note binds Maker.

    NOTICE. In the event either party provides notice to the other party pursuant to this Note, such notice shall be provided in the same manner as required in the Security Agreement.

    GOVERNING LAW. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of California without giving any effect to principles of conflict of laws. This Note shall be deemed made and entered into in San Diego County, California.

                              MAKER:

                              By:
                              Its:

                                 EXHIBIT "B"
                           SECURED PROMISSORY NOTE

$5,250,000.00                                            June 13, 1997
                                                 San Diego, California

    FOR VALUE RECEIVED, All-American Golf LLC, a California limited liability company ("Maker"), promises to pay to Callaway Golf Company, a California corporation ("Holder"), or order, at its place of business in San Diego, California, or such other place as Holder may designate, the principal amount of Five Million Two Hundred Fifty Thousand Dollars ($5,250,000.00), or so much thereof as may be advanced, with interest on such amounts advanced until paid, at the rate set forth below and payable as follows:

    INTEREST RATE. The amount of outstanding principal shall bear interest at a rate of ten percent (10%) per annum. Interest shall accrue on the principal balance from the date of and on the amount of each advance made under this Note, as advances are made pursuant to the paragraph of this Note titled Disbursement Instruction and Authorization and shall be calculated on the basis of a 365-day year.

    MAXIMUM INTEREST. In no event whatsoever shall the amount paid, or agreed to be paid, to Holder for the use, forbearance or detention of money to be loaned hereunder or otherwise, for the performance or payment of any covenant or obligation contained herein, exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever fulfillment of any provision hereof exceeds the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Holder shall ever receive as interest under this Note or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing hereunder and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal, such excess shall be refunded to Maker.

    TERM. The term of this Note shall be for a period beginning on the date hereof and ending on the tenth anniversary (the "Maturity Date") of the date which the Center, as such term is defined in the Operating Agreement (hereinafter defined), is open to the public (the "Center Opening"). All unpaid principal, together with any and all accrued and unpaid interest, shall be due on the Maturity Date.

    PAYMENT. Payment of principal and interest due hereunder shall be payable as follows:

    (i) Commencing on the date which is sixty (60) days after the Center Opening and continuing on the same day of each month thereafter until the Maturity Date, the interest accrued on the principal outstanding shall be payable in monthly installments.

    (ii) Commencing on the fifth anniversary of the Center Opening and continuing on the same day of each month thereafter until the Maturity Date, the principal outstanding as of the fifth anniversary of the Center Opening shall be payable in sixty (60) equal monthly installments, or more, and on the Maturity Date, the entire unpaid principal balance together with all accrued and unpaid interest shall be due and payable.

    (iii) Additional payments shall be made on amounts outstanding hereunder from time to time during the term of this Note from distributable cash from the Maker pursuant to Article VI of that Operating Agreement for All-American Golf LLC dated June 13, 1997, as amended, restated, modified, or supplemented from time to time (the "Operating Agreement").

    Any payment hereunder shall be applied first to the payment of costs and charges of collection, if any, then to accrued interest, and the balance, if any, shall be then applied to reduction of principal. Principal and interest are payable in lawful money of the United States of America.

    PREPAYMENT. Maker may prepay this Note in full or in part at any time without prepayment charge. No partial prepayment shall release Maker from thereafter tendering all regular scheduled monthly payments required herein until this Note is paid in full. No amount prepaid shall be available for reborrowing. Payments of distributable cash from the Maker pursuant to
Article VI of the Operating Agreement shall be considered to be prepayments of this Note.

    SECURITY AGREEMENT. This Note is secured pursuant to a Continuing Security Agreement dated June 13, 1997 by and between Holder and Maker (the "Security Agreement"), a Membership Interest Security Agreement dated June 13, 1997 by and between Holder and Saint Andrews Golf Corporation, a Nevada corporation ("Saint Andrews") (the "Membership Interest Security Agreement"), and the Deed of Trust dated June 13, 1997 executed by the Maker in favor of Holder securing the Indenture of Lease dated June 13, 1997 by and between Urban Land of Nevada, a Nevada corporation, and Holder (the "Deed of Trust").

    DEFAULT/ACCELERATION. If any one or more of the following events shall occur (hereinafter called an "Event of Default"), namely: (i) Maker shall fail to timely make payment of any installment hereunder and such failure is not cured within ten (10) days of written notice by Holder to Maker; (ii) the Center Opening does not occur on or before April 1, 1998; (iii) default or an event of default shall occur under the Security Agreement; (iv) default or an event of default shall occur under the Membership Interest Security Agreement;
(v) default or an event of default shall occur under the Deed of Trust; or
(vi) the Performance Criteria do not meet the specified minimum levels set forth in Exhibit A hereto; THEN, upon the occurrence of any such Event of Default, or upon the expiration of the term of this Note, Holder at its election, and without presentment demand, notice of any kind all of which are expressly waived by Maker, may declare the entire outstanding balance of principal and interest thereon immediately due and payable, together with all costs of collection, including attorneys' fees, or may exercise upon or enforce its rights to its collateral, as may be set forth in the Security Agreement, the Membership Interest Security Agreement or the Deed of Trust, all of which remedies are cumulative.

    NO WAIVER BY HOLDER. The acceptance by Holder of any payment under this Note after the date such payment is due, or the failure to declare an Event of Default as herein provided, shall not constitute a waiver of any of the terms of this Note or the right to require the prompt payment when due of future or succeeding payments or to declare an Event of Default for any failure to so pay or for any other default. The acceptance by Holder of a payment of a portion of any installment at any time that such installment is due in full shall not cure or excuse the default caused by the failure to pay such installment in full and shall not constitute a waiver of the right to require full payment when due of all future or succeeding installments. All remedies and rights of Holder are cumulative.

    ATTORNEYS' FEES AND COSTS. In the event Holder takes any action to enforce any provision of this Note, either through legal proceedings or otherwise, Maker promises to immediately reimburse Holder for reasonable attorneys' fees and all other costs and expenses so incurred as awarded by a court of law. Maker shall also reimburse Holder for all attorneys' fees and costs reasonably incurred in the representation of Holder in any bankruptcy, insolvency, reorganization or other debtor-relief proceeding of or relating to Maker, or for any action to enforce any judgment rendered hereon or relating to enforcement hereof.

    LATE PAYMENT. Maker agrees that if for any reason it fails to make any of the monthly payments required herein, including the amount due at the Maturity Date, within five (5) days after the due date, Holder shall be entitled to damages for the detriment caused thereby, the extent of which damages are extremely difficult and impractical to ascertain. Maker therefore agrees that a sum equal to five percent (5%) of such delinquent payment is a reasonable estimate of such damages and Maker agrees to pay such sum upon demand by Holder. Acceptance of such late charge by the Holder shall in no event constitute a waiver of Maker's default with respect to such overdue amount nor prevent the Holder from exercising any of the other rights and remedies granted hereunder.

    DISBURSEMENT INSTRUCTION AND AUTHORIZATION. Holder is making the loan to Maker evidenced hereby to facilitate Maker's initial construction costs of the Center. Accordingly, Holder shall make advances from time to time hereunder directly to Maker in accordance with the completion of the milestones set forth on Exhibit B attached hereto. Such advances shall be subject to the terms of this Note, the Security Agreement, the Membership Interest Security Agreement and the Deed of Trust. Holder shall note all advances, their amounts and the disbursement date, and principal amounts paid, on the schedule attached hereto, and shall provide a copy of the updated schedule to Maker after each advance and such notations shall constitute prima facie evidence of the outstanding principal amount hereof; provided, however, that Holder's failure to record any such advance or payment shall not alter Maker's obligation to repay all amounts actually advanced hereunder. Notwithstanding any other provision of this Note, or any other agreement executed in connection herewith, Holder shall have no obligation to advance any amounts to Maker, upon or after the occurrence of any Event of Default hereunder, or upon an event occurring with which the giving of notice or the passage of time would be an Event of Default.

    WAIVERS. The Maker, endorsers, guarantors and sureties of this Note hereby waive diligence, demand, presentment, notice of nonpayment, protest and notice of protest, and expressly agree that this Note and any payment hereunder, may be renewed, modified or extended from time to time and at any time and consent to the acceptance or release of the security for this Note or a release of any party or guarantor, all without in any way effecting their liability and waive the right to plead any and all statutes of limitations as a defense to any demand on this Note, or on any guaranty thereof, or to any agreement to pay the same to the full extent permissible by law.

    MISCELLANEOUS. The terms of this Note shall inure to the benefit of and bind the parties hereto and their successors and assigns. Maker represents and warrants to Holder that the obligations hereunder arise out of or in connection with business purposes and do not relate to any personal, family or household purpose. As used herein the term "Maker" shall include the undersigned Maker and any other person or entity who may subsequently become eligible for the payment hereof. The term "Holder" shall include the named Holder as well as any other person or entity to whom this Note or any interest in this Note is conveyed, transferred or assigned. This Note, or any interest in this Note, and all rights and security therefore, may be conveyed, transferred or assigned by the Holder to any other person or entity without the consent of Maker. Each person signing this Note on behalf of Maker represents and warrants that he has full authority to do so and that this Note binds Maker. The terms of this Note may only be modified by a writing signed by Maker and Holder.

    NOTICE. In the event either party provides notice to the other party pursuant to this Note, such notice shall be provided in the same manner as required in the Security Agreement.

    GOVERNING LAW. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of California without giving any effect to principles of conflict of laws. This Note shall be deemed made and entered into in San Diego County, California.

                               ALL-AMERICAN GOLF LLC, a California limited liability company

                               By: SAINT ANDREWS GOLF CORPORATION,
                                   a Nevada corporation, Managing Member

                               By:
                                   Ron Boreta, President

                                  EXHIBIT A
                             PERFORMANCE CRITERIA

FISCAL YEAR                            PERFORMANCE CRITERIA

1997 The Company shall not realize a net loss in excess of $500,000 from the date of the opening of the Center to the general public through December 31, 1997.

1998 The Company shall not realize a net loss in excess of $400,000 for the year nor a cumulative, undiscounted net loss in excess of $1,000,000 as of the end of the year.

1999 The Company shall not realize a net loss in excess of $300,000 for the year nor a cumulative, undiscounted net loss in excess of $1,000,000 as of the end of the year.

2000 The Company shall not realize a net loss in excess of $200,000 for the year nor a cumulative, undiscounted net loss in excess of $1,000,000 as of the end of the year.

2001 The Company shall attain inception-to-date, undis-counted net profit of at least $1.

2002+ During each fiscal year that the Callaway Golf Loan remains outstanding, the Allocation of Net Income and Net Loss to Callaway Golf as calculated pursuant to Article VI of this Agreement will represent at least a 5% annual return on the equity investment of Callaway Golf.

                   During each fiscal year following the year in which the Callaway Golf Loan is repaid, the Allocation of Net Income and Net Loss to Callaway Golf as cal-culated pursuant to Article VI of this Agreement will represent at least a 10% annual return on the equity investment* of Callaway Golf.

    Performance Criteria shall be subject to applicable governmental laws, orders, ordinances, rules, regulations and restrictions, acts of God, fires, strikes and other labor difficulties, accidents, war and any risks in any way pertaining thereto and all other events and circumstances beyond the control of Company. Failure to achieve Performance Criteria shall not be deemed to have occurred if such failure is caused by any of the events set forth in the preceding sentence.
--------------

* As to any fiscal year, the equity investment of Callaway Golf is defined as:

- the initial capital contribution of $750,000 plus
- any additional capital contribution made by (or conversion of debt to equity effected by) Callaway Golf pursuant to this Agreement. Contributions made during the subject year will be appropriately weighted to reflect the portion of the year benefitted by the contribution plus
- cumulative prior year net income allocations pursuant to Article VI of this Agreement, except that if cumulative prior year allocations represent a net loss, such cumulative prior year allocations will be disregarded minus
- any distributions made to Callaway Golf pursuant to Article VI of this Agreement.

Distributions made during the subject year will be appropriately weighted to reflect the portion of the year affected by the distribution.

                                  EXHIBIT B
                           MILESTONES AND ADVANCES

                  MILESTONE                           AMOUNT OF ADVANCE
1. Execution of Operating Agreement by Holder
   and Saint Andrews Golf Corporation.                   $1,312,500

2. Completion of the grassing of the golf course
   and driving range located within the Center.          $1,312,500

3. Completion of the construction of the tee line
   pad and completion of the clubhouse roof and
   wall construction of the clubhouse located
   within the Center.                                    $1,312,500

4. At the date which is the later of (i) the
   Center Opening, or (ii) the completion of all
   construction tasks related to the Center and
   scheduled completion of any and all open porch
   list items.                                           $1,312,500

                          SCHEDULE OF ADVANCES

                                            Unpaid
           Amount of      Amount of         Principal      Amount of
   Date     Advance     Principal Paid   Balance of Note  Interest Paid